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SCHEDULE 14-A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-11(c) or §240.14a-12

Brookline Bancorp, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	$125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
☐	$500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
	1)	Title of each class of securities to which transaction applies:
	2)	Aggregate number of securities to which transaction applies:
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	4)	Proposed maximum aggregate value of transaction:
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	1)	Amount Previously Paid:
	2)	Form, Schedule or Registration Statement No.:
	3)	Filing Party:
	4)	Date Filed:

April 6, 2012

Dear Stockholder,

        I am pleased to invite you to the Brookline Bancorp, Inc. 2012 Annual Meeting of Stockholders. The meeting will be held at 11:00 a.m., Eastern Time, on May 9, 2012, at The Charles Hotel, One Bennett Street, Cambridge, Massachusetts, 02138.

        Enclosed are a notice of matters to be voted on at the meeting, our proxy statement, a proxy card and our 2011 Annual Report. In addition to the formal items of business, we will report on the operations of Brookline Bancorp, Inc. and its subsidiaries, Brookline Bank, The First National Bank of Ipswich and Bank Rhode Island. Directors and Officers of the Company will be present to respond to any suggestions that you may have.

        Whether or not you plan to attend and regardless of the number of shares you own, it is important that your shares be represented. Please mark, sign and date the proxy card and return it in the enclosed postage-paid envelope. You may revoke your proxy at any time before it is exercised as explained in the proxy statement.

        If you plan to attend the Annual Meeting, please bring the admission ticket attached to your proxy card and photo identification. Also, if your shares are held in the name of a broker or other nominee, please bring with you a proxy or letter from the broker or nominee confirming your ownership as of the record date.

        On behalf of the Board of Directors and the employees of Brookline Bancorp, Inc., Brookline Bank, The First National Bank of Ipswich and Bank Rhode Island, we thank you for your continued support and look forward to seeing you at the Annual Meeting.

Sincerely,

Paul A. Perrault
President and Chief Executive Officer

160 Washington Street
Brookline, Massachusetts 02445
(617) 730-3500

NOTICE OF 2012 ANNUAL MEETING OF STOCKHOLDERS

May 9, 2012
11:00 a.m., Eastern Standard Time

To Holders of Common Stock of Brookline Bancorp, Inc.:

        Notice is hereby given that the 2012 Annual Meeting of Stockholders of Brookline Bancorp, Inc. (the "Company") will be held on Wednesday, May 9, 2012 at 11:00 a.m., Eastern Time, at The Charles Hotel, One Bennett Street, Cambridge, Massachusetts 02138, for the following, as more fully described in the accompanying proxy statement (the "Proxy Statement"):

  1.
  To elect the five nominees named in the proxy statement, each to serve for a three-year term and until their respective successors are duly elected and qualified;

  2.
  To ratify the appointment of KPMG LLP as the Company's independent registered public accounting firm for the year ending December 31, 2012;

  3.
  To hold an advisory vote on the compensation of our named executive officers; and

  4.
  To transact such further business as may properly come before the Annual Meeting, or any adjournment or postponement thereof. Please note that at this time we are not aware of any such business.

        Only stockholders of record as of the close of business on March 16, 2012 are entitled to receive notice of, to attend and to vote at the Annual Meeting. In accordance with Delaware law, for ten days prior to the Annual Meeting, a list of those registered stockholders entitled to vote at the Annual Meeting will be available for inspection in the office of the Corporate Secretary, Brookline Bancorp, Inc., 160 Washington Street, Brookline, Massachusetts. The list will also be available at the Annual Meeting.

        Your vote is important. Please submit your proxy as soon as possible. Even if you plan to attend the Annual Meeting in person, please complete, sign and date the enclosed proxy card and return it in the enclosed postage-paid envelope. You may revoke your proxy at any time before it is exercised as explained in the proxy statement.

        Important Notice Regarding Internet Availability of Proxy Materials for May 9, 2012 Stockholder Meeting: The Proxy Statement and Annual Report to Stockholders for the year ended December 31, 2011 are available at http://www.snl.com/IRWebLinkX/GenPage.aspx?IID=4001623&GKP=207184.

Sincerely,

Michael W. McCurdy
General Counsel and Secretary

Brookline, Massachusetts
April 6, 2012

160 Washington Street
Brookline, Massachusetts 02445
(617) 730-3500

PROXY STATEMENT
FOR
2012 ANNUAL MEETING OF STOCKHOLDERS

 General Information

Why am I receiving this Proxy Statement?

        The Company has made this Proxy Statement and the Company's Annual Report and Form 10-K for the fiscal year ended December 31, 2011 available to you in connection with the Company's solicitation of proxies for use at the Annual Meeting, to be held on Wednesday, May 9, 2012 at 11:00 a.m., Eastern Time, and at any postponement(s) or adjournment(s) thereof. These materials were first sent or given to the stockholders on or about April 6, 2012. You are invited to attend the Annual Meeting and are requested to vote on the proposals in this Proxy Statement. The Annual Meeting will be held at The Charles Hotel, One Bennett Street, Cambridge, Massachusetts 02138.

What items will be voted on at the Annual Meeting?

        You are being asked to vote on the following items at the Annual Meeting:

  1.
  To elect the five nominees named in the proxy statement, each to serve for a three-year term and until their respective successors are duly elected and qualified;

  2.
  To ratify the appointment of KPMG LLP as the Company's independent registered public accounting firm for the year ending December 31, 2012;

  3.
  To hold an advisory vote on the compensation of our named executive officers;

  4.
  To transact such further business as may properly come before the Annual Meeting, or any adjournment or postponement thereof. Please note that at this time we are not aware of any such business.

Who may vote at the Annual Meeting?

        Each share of the Company's common stock has one vote on each matter. As of March 16, 2012, there were 70,040,980 shares of the Company's common stock issued and outstanding. Only stockholders of record as of the close of business on March 16, 2012 (the "Record Date") are entitled to receive notice of and to vote at the Annual Meeting.

What constitutes a quorum?

        The presence, in person or by proxy, of holders of at least a majority of the total number of outstanding shares of common stock entitled to vote is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Each share of common stock outstanding on the record date is entitled to one vote on each matter properly submitted at the annual meeting and, with respect to the election of directors, one vote for each director to be elected. Abstentions or "broker non-votes"

(i.e., shares represented at the meeting held by brokers, as to which instructions have not been received from the beneficial owners or persons entitled to vote such shares and with respect to which, on one or more but not all matters, the broker does not have discretionary voting power to vote such shares) will be counted for purposes of determining whether a quorum is present for the transaction of business at the Annual Meeting.

How do I vote?

        Voting in Person at the Meeting.    If you are a stockholder of record and attend the annual meeting, you may vote in person at the meeting. If your shares of common stock are held in street name and you wish to vote in person at the meeting, you will need to obtain a "legal proxy" from the broker, bank or other nominee that holds your shares of common stock of record.

        Voting by Proxy for Shares Registered Directly in the Name of the Stockholder.    If you hold your shares of common stock in your own name as a holder of record with our transfer agent, American Stock Transfer & Trust Company, you may instruct the proxy holders named in the proxy card how to vote your shares of common stock in one of the following ways:

  •
  Vote by Internet.  You may vote via the Internet by following the instructions on your proxy card. The website for Internet voting is printed on your proxy card. Please have your proxy card in hand. Internet voting is available 24 hours per day until 11:59 p.m., Eastern Time, on May 8, 2012. You will receive a series of instructions that will allow you to vote your shares of common stock. You will also be given the opportunity to confirm that your instructions have been properly recorded. If you vote via the Internet, you do not need to return your proxy card.

  •
  Vote by Telephone.  If you received printed copies of the proxy materials, you also have the option to vote by telephone by calling the toll-free number listed on your proxy card. Telephone voting is available 24 hours per day until 11:59 p.m., Eastern Time, on May 8, 2012. When you call, please have your proxy card in hand. You will receive a series of voice instructions that will allow you to vote your shares of common stock. You will also be given the opportunity to confirm that your instructions have been properly recorded. If you vote by telephone, you do not need to return your proxy card.

  •
  Vote by Mail.  If you would like to vote by mail, then please mark, sign and date your proxy card and return it promptly to our transfer agent, American Stock Transfer & Trust Company, in the postage-paid envelope provided.

        Voting by Proxy for Shares Registered in Street Name.    If your shares of common stock are held in street name, you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares of common stock voted.

Will other matters be voted on at the Annual Meeting?

        We are not currently aware of any other matters to be presented at the Annual Meeting other than those described in this proxy statement. If any other matters not described in the proxy statement are properly presented at the meeting, any proxies received by us will be voted in the discretion of the proxy holders.

May I revoke my proxy instructions?

        You may revoke your proxy at any time before it has been exercised by:

  •
  filing a written revocation with the Corporate Secretary of Brookline Bancorp, Inc., 160 Washington Street, Brookline, Massachusetts 02445;

  •
  submitting a new proxy by telephone, Internet or proxy card after the time and date of the previously submitted proxy; or

  •
  appearing in person and voting by ballot at the annual meeting.

        If you are a stockholder of record as of the record date attending the Annual Meeting, you may vote in person whether or not a proxy has been previously given, but your presence (without further action) at the Annual Meeting will not constitute revocation of a previously given proxy.

What is the voting requirement to approve each of the Proposals?

        For Proposal 1, the nominees must receive a plurality of the votes cast at the Annual Meeting to be elected as directors and to serve until the expiration of their term and until their successors are duly elected and qualified. You may not vote your shares cumulatively for the election of directors. For Proposals 2 and 3, the affirmative vote of the holders of a majority of the shares cast is required to pass the proposals.

How are abstentions treated?

        Abstentions and broker non-votes are counted for purposes of determining whether a quorum is present. If you do not vote for a nominee set forth in Proposal 1, or you indicate "withhold authority" for any nominee on your proxy card, your vote will not count "for" or "against" the nominee and will have no effect on the outcome. If you "abstain" from voting for Proposals 2 or 3, it will have the same effect as if your vote was not cast with respect to each such proposal, and this will have no effect on the outcome. A broker non-vote will have no effect on the outcome of Proposals 1, 2 or 3.

How are proxies voted?

        All valid proxies received prior to the Annual Meeting will be voted. All shares represented by a proxy will be voted and, where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted by the proxyholders in accordance with the stockholder's instructions.

What happens if I do not give specific voting instructions?

        If you are a stockholder of record and you indicate when voting on the Internet or by telephone that you wish to vote as recommended by the Board, or sign and return a proxy card without giving specific voting instructions, then the proxy holders will vote your shares in the manner recommended by the Board on all matters presented in this Proxy Statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting.

What is householding?

        If you and other residents at your mailing address own shares of common stock in street name, your broker, bank or other nominee may have sent you a notice that your household will receive only one Annual Report, Form 10-K, Notice of Annual Meeting and Proxy Statement. This procedure, known as "householding," is intended to reduce the volume of duplicate information stockholders receive and also reduce our printing and postage costs. Under applicable law, if you consented or were deemed to have consented, your broker, bank or other nominee may send one copy of our Annual Report and proxy materials to your address for all residents that own shares of common stock in street name. If you wish to revoke your consent to householding, you must contact your broker, bank or other nominee. If you are receiving multiple copies of our Annual Report and proxy materials, you may be able to request householding by contacting your broker, bank or other nominee.

        If you wish to request extra copies free of charge of our Annual Report, Form 10-K or this Proxy Statement, please send your request to the Company's Corporate Secretary at 160 Washington Street, Brookline, Massachusetts 02445.

Is my vote confidential?

        Proxy instructions, ballots, voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within the Company or to third parties except as necessary to meet applicable legal requirements, to allow for the tabulations and certification of votes, and to facilitate a successful proxy solicitation.

        Occasionally, stockholders provide written comments on their proxy cards, which may be forwarded to management and the Board.

Where can I find voting results of the Annual Meeting?

        The preliminary voting results will be announced at the Annual Meeting. The final voting results will be tallied by a representative from American Stock Transfer Company, who will serve as inspector of elections, and published and filed with the Securities Exchange Commission ("SEC") on a Form 8-K within four business days following the completion of the Annual Meeting.

How can I view the Company's proxy materials for the Annual Meeting on the Internet?

        The Company's proxy materials are available on the Company's website at:
http://www.snl.com/IRWebLinkX/GenPage.aspx?IID=4001623&GKP=207184. Additional information regarding the Company and its subsidiaries, Brookline Bank, The First National Bank of Ipswich, and Bank Rhode Island, can be found at the following websites: www.brooklinebank.com, www.fnbi.com, www.bankri.com.

PROPOSAL 1: ELECTION OF DIRECTORS

        The Company's Board currently consists of 12 directors. All of the Company's directors are independent under the current listing standards of the NASDAQ Stock Market LLC, except for Mr. Perrault, who currently serves as President and Chief Executive Officer of the Company, and Charles H. Peck and Merrill W. Sherman, who previously served as executive officers at subsidiaries of the Company and who currently serve as consultants to the Company. Five directors will be elected at the Annual Meeting to serve for a three-year term until the 2015 Annual Meeting of Stockholders and until their respective successors have been duly elected. Proxies cannot be voted for a greater number of persons than the number of nominees named in the proxy.

        The Board has nominated John J. Doyle, Jr., Thomas J. Hollister, Charles H. Peck, Paul A. Perrault and Joseph J. Slotnik for election as directors, each of whom has agreed to serve if so elected. Please refer to the sections entitled "Nominees for Director" and "Stock Ownership of Directors and Management" for additional information regarding the nominees.

        The following includes a discussion of the business experience for the past five years for each of our nominees and continuing directors. All of the Company's directors currently serve as a director for Brookline Bank. Mr. Perrault serves as a director for The First National Bank of Ipswich and Bank Rhode Island.

        The biographical description below for each nominee includes specific experience, qualifications, attributes and skills that led to the conclusion by the Company's Nominating Committee and the Board of Directors that such person should serve as a director of the Company. The biographical description below for each director who is not standing for election includes the specific experience, qualifications, attributes and skills that the Company's Nominating Committee and the Board of Directors would expect to consider if it were making a conclusion currently as to whether such person should serve as a director. The Company's Nominating Committee and the Board of Directors did not currently evaluate whether these directors should serve as directors, as the terms for which they have been previously elected continue beyond the Annual Meeting.

        In addition to the information presented below regarding each person's specific experience, qualifications, attributes and skills that led our Board to the conclusion that he or she should serve as a director, we also believe all of our directors have a reputation for integrity, honesty and adherence to high ethical standards. They each have demonstrated business acumen and an ability to exercise sound judgment, as well as a commitment to service to the Company and its stockholders.

Nominees for Director

Terms to Expire in 2015

        John J. Doyle, Jr.    Mr. Doyle has served as President and Chief Executive Officer of Randolph Savings Bank, a mutual savings bank, since November 16, 2009. From 2006 to 2009, Mr. Doyle served as the President and Chief Executive Officer of Commonwealth Cooperative Bank. From 2004 to 2006, Mr. Doyle served as the President and Chief Executive Officer of North Abington Cooperative Bank. Earlier in his career, Mr. Doyle was a partner at KPMG LLP from 1969 through 1991. As a member of the Board of Directors, Mr. Doyle serves on the Company's Audit Committee. We believe that Mr. Doyle's experience as a partner at KPMG LLP, a long-time bank consultant, and as the chief executive officer of five banks provides him with a unique perspective on the Company's challenges and opportunities.

        Thomas J. Hollister.    Mr. Hollister joined Global Partners, LP, a Fortune 500 company and an independent wholesale distributor of gasoline, diesel fuel, bio-fuel, heating oil and other refined petroleum products in the Northeast, in July 2006 as Executive Vice President and Chief Financial Officer. In January 2007, he was named Chief Operating Officer. Previously, Mr. Hollister was Vice

Chairman of Citizens Financial Group, Inc. Mr. Hollister is the former Chair of the Greater Boston Chamber of Commerce and currently serves on the Chamber's Executive Committee. Mr. Hollister also serves as Chair of the Board of Trustees of Wheaton College, Chair of the Trustees of Tufts Medical Center and has been involved in several not-for-profit organizations. As a member of the Board of Directors, Mr. Hollister serves as the Chair of the Company's Audit Committee. Mr. Hollister provides the Board of Directors with valuable perspective on the Company's activities as a result of his experience as the chief operating officer and chief financial officer of a Fortune 500 company, the former Vice Chair of a large financial institution, and his leadership roles on the boards of several other organizations.

        Charles H. Peck.    Mr. Peck served as the Senior Loan Officer of Brookline Bank from 1970 and the President of Brookline Bank from April 2000 until his retirement in December 2010. As the former President and Senior Loan Officer of Brookline Bank for many years, Mr. Peck provides the Board of Directors with considerable knowledge about the Company's activities and guidance with respect to the commercial markets in which the Company operates.

        Paul A. Perrault.    Mr. Perrault became Chairman and Chief Executive Officer of Brookline Bank in March 2009 and Chief Executive Officer of the Company in April 2009. In 2011, Mr. Perrault became President of the Company and of Brookline Bank. Mr. Perrault also serves as a member of the Board of Directors of the First National Bank of Ipswich and, as of January 1, 2012, as a member of the Board of Directors of Bank Rhode Island. During January 2009, he was the Chief Executive Officer of Sovereign Bancorp, Inc. From 1990 through 2007, Mr. Perrault was President and Chief Executive Officer of Chittenden Corporation and, additionally, from 1998 through 2007, he served as Chairman of Chittenden Corporation. Mr. Perrault is the Treasurer and a member of the Board of Trustees of the Shelburne Museum in Shelburne, Vermont, a member of the Board of Trustees of the Perkins School for the Blind in Watertown, Massachusetts, and a member of the Board of Directors of P.C. Construction, Inc., a large contracting company headquartered in South Burlington, Vermont. Mr. Perrault provides the Board of Directors with broad perspective on the Company's strategies, challenges and opportunities as a result of his role as the President and Chief Executive Officer of the Company and his long-time successful experience as the chief executive officer of a much larger commercial bank.

        Joseph J. Slotnik.    Mr. Slotnik served as the managing partner of the Boston office of L.F. Rothschild, later known as L.F. Rothschild, Unterberg, Towbin, a brokerage and investment firm, until his retirement in 1988. Mr. Slotnik previously served as the Company's Lead Director and was appointed Chairman of the Board of Directors of the Company in April 2011. As a member of the Board of Directors, Mr. Slotnik serves as a member of the Executive Committee and as Chair of the Compensation and Nominating Committees. Mr. Slotnik provides valuable insight concerning the Company's activities based on his long-time service as an independent director of the Company and his prior experience as the managing partner of a brokerage and investment firm.

Continuing Directors

Terms to Expire in 2013

        David C. Chapin.    Mr. Chapin is a Principal of Chapin Properties Team Ltd., a real estate investment and property appraisal and management company, and has served in that capacity since August 2004. From 1998 to August 2004, Mr. Chapin was a Principal of T. H. Niles Real Estate Group, Inc., a real estate investment and property appraisal and management company. As a member of the Board of Directors, Mr. Chapin serves on the Executive, Compensation and Nominating Committees. Mr. Chapin is a valuable resource in evaluating and monitoring the risks associated with real estate lending, the Company's most significant area of activity, due to his extensive knowledge of and experience in the real estate market in which the Company originates commercial and residential mortgage loans.

        John A. Hackett.    Mr. Hackett currently serves as the Controller of J.J. Ruddy Insurance Agency, Inc., a position that he has held since 2005. Previously, Mr. Hackett served as the President of J. J. Ruddy Insurance Agency, Inc. for over 40 years, and retired as the President in 2005. Mr. Hackett served as a director of Mystic Financial, Inc. ("Mystic") that was acquired by the Company in 2005. He served as the chair of the Loan, Investment, Compensation and Nominating Committees of Mystic's subsidiary bank, Medford Co-operative Bank, and served as a director of the bank for 23 years. As a member of the Board of Directors, Mr. Hackett serves on the Company's Audit Committee. Mr. Hackett's long-time service as a member of the Board of Directors of another financial institution provides him with unique and valuable insight as it relates to the oversight of the Company's activities.

        John L. Hall, II.    Mr. Hall is President of Hall Properties, Inc., a real estate investment, management and development company, and has served in that capacity since 1989. Additionally, Mr. Hall is an owner and director of HallKeen Management, a real estate management and investment company located in Massachusetts. As a member of the Board of Directors, Mr. Hall serves on the Company's Executive, Compensation and Nominating Committees. Mr. Hall's extensive experience in the commercial real estate market industry provides him with the skills and knowledge that are valuable to the Board's management of the Company's lending and business activities.

        Rosamond B. Vaule.    Ms. Vaule is active in volunteer work for numerous educational and charitable organizations located in the Boston area, including the School of the Museum of Fine Arts Boston (Governor), the Old South Meeting House (Board of Directors), the Massachusetts Cultural Council (Board of Directors, Grant Committee Chair), and the Brookline Arts Center (Community Advisor). As a member of the Company's Board of Directors, Ms. Vaule serves on the Company's Audit Committee. Ms. Vaule's extensive work in the community and with charitable organizations provides the Board of Directors with perspective on developments in the principal community in which the Company conducts its business and maintains community relations.

Terms to Expire in 2014

        Bogdan Nowak.    Mr. Nowak joined the Board of Directors in January 2012 following the Company's acquisition of Bancorp Rhode Island,  Inc. and Bank Rhode Island, where he had served as a director since 2002. Mr. Nowak is the founder and President of Rhode Island Novelty, Inc., established in 1986. Headquartered in Cumberland, Rhode Island, Rhode Island Novelty, Inc. is the nation's leading importer and wholesale distributor of novelty toys. As a member of the Board of Directors, Mr. Nowak serves on the Company's Audit Committee. Mr. Nowak's experience as a successful entrepreneur, his understanding of business operations and finances, and knowledge of corporate governance matters qualify him to serve on our Board of Directors.

        Merrill W. Sherman.    Ms. Sherman joined the Board of Directors in January 2012 following the Company's acquisition of Bancorp Rhode Island, Inc., where she had served as President and Chief Executive Officer of both Bancorp Rhode Island, Inc. and its subsidiary, Bank Rhode Island, since its formation in 1996. Previously, Ms. Sherman served as President and CEO of two other New England community banks. Ms. Sherman is very active in the Rhode Island community and, in addition to chairing the Board of Trustees of the Rhode Island School of Design, she plays a leadership role as a board member of a number of other non-profit organizations. As a member of the Board of Directors, Ms. Sherman serves on the Company's Executive Committee. Ms. Sherman's years of services as the chief executive officer of several banks provide her with experience in banking and operations matters which, combined with her leadership in the Rhode Island community, provides value to the Board in its management of the Company's business.

        Peter O. Wilde.    Mr. Wilde was President of Tuftane Extrusion Technologies, Inc., a manufacturing company, from 1998 to 2009. In 1997, Mr. Wilde was a Managing Director of Beckwith Bemis Incorporated, a coatings and finishing company. From 1991 to 1997, Mr. Wilde served as Vice President of Finance and Administration at Ran Demo, Inc., a materials technology company. As a member of the Board of Directors, Mr. Wilde serves on the Compensation, Executive and Nominating Committees. Mr. Wilde's experience as a manager and owner of several businesses provides the Board of Directors with considerable knowledge concerning the risks associated with lending to commercial companies and small businesses.

THE BOARD RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES
TO THE BOARD OF DIRECTORS LISTED ABOVE

ROLE OF THE BOARD; CORPORATE GOVERNANCE MATTERS

        It is the critical function of the Board to oversee the Company's executive management in the competent and ethical operation of the Company on a day-to-day basis, and to assure that the long-term interests of the stockholders are being served. To satisfy this duty, the directors take a proactive approach to their position, and establish appropriate policy to ensure that the Company is committed to success through the maintenance of the highest standards of responsibility and ethics.

        Members of the Board bring to the Company a wide range of experience and knowledge. These varied skills provide for strong leadership and effective corporate governance. The Board works closely with senior management to provide for effective decision-making, compliance with Company policy, and regulations, and strong leadership.

Board Leadership Structure

        Mr. Slotnik serves as the Company's Chairman of the Board of Directors. Mr. Perrault serves as the Company's President and Chief Executive Officer. The Chairman and the President and Chief Executive Officer work closely to ensure that the strategic goals of the Company's management team are in line with the risk and governance oversight objectives of the Board of Directors.

        The Board of Directors encourages strong communication among all of its independent directors and the Chairman of the Board. The Board of Directors also believes that it is able to effectively provide independent oversight of the Company's business and affairs, including risks facing the Company, through the composition of our Board of Directors, the role of our independent Chairman, the strong leadership of the independent directors and the independent committees of our Board of Directors, and the other corporate governance structures and processes already in place. Eleven of the twelve members of our Board of Directors are non-management directors, and nine of these eleven are independent under the independence rules of The NASDAQ Stock Market LLC, which we refer to as the "NASDAQ rules." All of our directors are free to suggest the inclusion of items on the agenda for meetings of our Board of Directors or raise subjects that are not on the agenda for that meeting. In addition, our Board of Directors and each committee has complete and open access to any member of management and the authority to retain independent legal, financial and other advisors as they deem appropriate without consulting or obtaining the approval of any member of management. Our Board of Directors also holds regularly scheduled executive sessions of non-management directors in order to promote discussion among the non-management directors and assure independent oversight of management. Moreover, our Audit Committee and our Compensation Committee, each of which are comprised entirely of independent directors, also perform oversight functions independent of management.

Risk Oversight

        The Board of Directors plays an important role in the risk oversight of the Company. Although the Board recognizes that it is not possible to identify all risks that may affect the Company and its subsidiaries or to develop processes and controls to completely eliminate or mitigate their occurrence or effects, the Board is involved in risk oversight through its direct decision-making authority with respect to significant matters and the oversight of management by the Board of Directors and its committees.

        In particular, the Board of Directors administers its risk oversight function through (i) the review and discussion of regular periodic reports to the Board of Directors and its committees on topics relating to the risks that the Company faces, including, among others, market risk, interest rate risk, credit risk, regulatory risk, and various other matters relating to the Company's business, (ii) the required approval by the Board of Directors (or a committee thereof) of significant transactions and other decisions, including, among others, new hires and promotions to the Company's senior management positions, (iii) the direct oversight of specific areas of the Company's business by the Audit Committee, (iv) regular periodic reports from the Company's internal and external auditors and other outside consultants regarding various areas of potential risk, including, among others, those relating to the Company's internal control over financial reporting. The Board of Directors also relies on management to bring significant matters impacting the Company and its subsidiaries to the Board's attention.

        Pursuant to the Audit Committee's charter, the Audit Committee is specifically responsible for reviewing and discussing with management and the Company's external and internal auditors matters and activities relating to financial reporting and internal controls of the Company, and the guidelines and policies that govern the process by which the Company's exposure to risk is assessed and managed by management.

Board Committees

        During 2011, the Board met eleven times. Each director attended at least 75% of the combined total number of meetings of the Board and board committees of which he or she was a member. Consistent with the Company's policy, the independent directors meet at least twice each year in executive session. In addition, the Company strongly encourages all directors and nominees to attend each Annual Meeting. All of the directors as of April 20, 2011 attended the Annual Meeting held on April 20, 2011, and the Company anticipates that all of the directors will attend the 2012 Annual Meeting.

        The Board has four standing committees: the Executive Committee, the Audit Committee, the Compensation and the Nominating Committee. The Board has adopted a written charter for each of the standing committees, which are available on the Company's website at www.brooklinebank.com.

        Executive Committee.    The Executive Committee consists of Joseph J. Slotnik, David C. Chapin, John L. Hall, II, Merrill W. Sherman, and Peter O. Wilde. The Executive Committee is responsible for transacting any business of the Company which properly might come before the Board of Directors, except as such by law, only the full Board is authorized to perform. The Executive Committee documents its proceedings and reports on any actions taken at the next meeting of the Board of Directors.

        Audit Committee.    The Audit Committee consists of Thomas J. Hollister (Chair), John J. Doyle, Jr., John A. Hackett, Bogdan Nowak and Rosamond Vaule. Duties of the Audit Committee include the following: (i) reviewing annually the scope of the proposed internal and external audit activities, as well as the actual coverage of those activities; (ii) discussing the contents of our annual and quarterly consolidated financial statements with management and the independent registered public accounting firm; (iii) appointing or terminating, determining the compensation of, and evaluating the quality and independence of, the independent registered public accounting firm; (iv) pre-approving the scope of services provided by and fees paid to the independent registered public accounting firm for audit, audit-related and permitted non-audit-related services; (iv) overseeing the internal and external audit function; and (v) reviewing with management and the Company's General Counsel the nature and status of significant legal matters. The Board has determined that each of Mssrs. Hollister and Doyle qualify as the "audit committee financial expert," as defined by the SEC, and that all members of the Audit Committee are independent and financially literate in accordance with the NASDAQ rules. The report of the Audit Committee is included in this Proxy Statement. The Audit Committee met a total of eleven times during 2011.

        Compensation Committee.    The Compensation Committee consists of Joseph J. Slotnik (Chair), David C. Chapin, John L. Hall, II, and Peter O. Wilde. The Compensation Committee is responsible for determining and overseeing the establishment of compensation levels for Company officers and reviewing personnel policies. Each member of the Compensation Committee is independent under the listing standards of the NASDAQ Stock Market LLC. The report of the Compensation Committee is included in this Proxy Statement. The Compensation Committee met a total of four times in 2011.

        Nominating Committee.    The Nominating Committee consists of Joseph J. Slotnik (Chair), David C. Chapin, John L. Hall, II and Peter O. Wilde. The Nominating Committee is responsible for the annual selection of the Board's nominees for election as directors, to review and monitor the Board's adherence with the NASDAQ rules for independence, and to review the Company's committee structure and make any necessary recommendations to the Board of Directors regarding committee appointments. Each member of the Nominating Committee is independent under the NASDAQ rules. The Nominating Committee met one time in 2011.

Code of Business Conduct and Ethics

        The Company has adopted a Code of Business Conduct and Ethics that sets forth standards of ethical business conduct for all directors, officers, and employees of the Company and its subsidiaries. Additionally, the Code of Business Conduct and Ethics is in conformity with the requirements of the Sarbanes-Oxley Act of 2002 and the NASDAQ rules. A copy of the Code and any amendments to or waivers of the requirements under the Code, are available on the Company's website at www.brooklinebank.com.

        The Board has established a means for employees, customers, stockholders and other interested parties to submit confidential and anonymous reports of suspected or actual violations of our Code of Business Conduct and Ethics relating to, among other things:

  •
  Accounting practices, internal accounting controls or auditing matters and procedures;

  •
  Theft or fraud of any amount;

  •
  Insider trading;

  •
  Performance and execution of contracts;

  •
  Conflicts of interest; and

  •
  Violations of securities laws.

        Any employee, stockholder or other interested party can submit a report to the Audit Committee either in writing to: Thomas J. Hollister, Chief Operating Officer and Chief Financial Officer, Global Companies LP, 800 South Street, Suite 200 (P.O. Box 9161), Waltham, Massachusetts 02454-9161, or by calling Mr. Hollister at (781) 398-4202. Any such reports may be submitted confidentially or anonymously.

Board Nominations

        The Nominating Committee identifies nominees by evaluating the current members of the Board willing to continue in service. Current members of the Board with skills and experiences that are relevant to our business and who are willing to continue in service are first considered for renomination, balancing the value of continuity of service by existing members of the Board with that of obtaining a new perspective. If any member of the Board does not wish to continue in service, or if the Nominating Committee or the Board decides not to renominate a member for reelection, or if the size of the Board is increased, the Nominating Committee would seek to identify appropriate director candidates. In addition, the Nominating Committee is authorized by its charter to engage a third party to assist in the identification of director nominees.

        Neither the Nominating Committee nor the Board has a policy with regard to the consideration of diversity in identifying director nominees, although both may consider diversity when identifying and evaluating nominees. The Nominating Committee may consider whether a nominee, if elected, would have the necessary qualifications, professional background and core competencies to discharge his or her duties as well as the ability to add something unique and valuable our Board of Directors as a whole. The Nominating Committee would seek to identify a candidate who at a minimum has high personal and professional integrity, who shall have demonstrated ability and judgment, and who shall be most effective, in conjunction with the other nominees to the Board, in collectively serving the long-term interests of the stockholders.

        The Nominating Committee will also take into account whether a candidate satisfies the criteria for "independence" under the NASDAQ rules, and if a candidate with financial and accounting experience is sought for service on the Audit Committee, whether the individual is financially literate and qualifies as an Audit Committee financial expert.

Stockholder Nominations

        The Nominating Committee has adopted procedures for the consideration of Board candidates submitted by stockholders. Any stockholder of the Company entitled to vote for the election of directors at the Annual Meeting can submit the names of candidates for director by writing to the Nominating Committee, care of the Corporate Secretary, at Brookline Bancorp, Inc., 160 Washington Street, Brookline, Massachusetts 02445. The Nominating Committee must receive a submission not later than the close of business on the 90th date prior to the anniversary date of the mailing date of the proxy materials by the Company in connection with the immediately preceding annual meeting of stockholders of the Company; provided, however, that in the event that less than 100 days' notice or prior disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the tenth day following the date on which such notice of the date of the meeting was mailed or such public disclosure was made. The submission should include the following information:

  •
  The name and address of record of the stockholder, along with the class and number of shares of the Company's capital stock that are beneficially owned by such stockholder;

  •
  A representation that the stockholder is a record holder of the Company's securities, or if the security holder is not a record holder, evidence of ownership in accordance with Rule 14a-8(b)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act");

  •
  The name, age, business and residential address, educational background, current principal occupation or employment and principal occupation or employment for the preceding five full fiscal years of the proposed director candidate;

  •
  A description of the qualifications and background of the proposed director candidate which addresses the minimum qualifications and other criteria for Board membership approved by the Board from time to time and set forth in the Nominating Committee Charter and which are discussed in further detail in the section above;

  •
  A description of all arrangements or understandings between the stockholder and proposed director candidate;

  •
  The consent of the proposed director candidate (i) to be named in the proxy statement relating to the Company's Annual Meeting of Stockholders and (ii) to serve as a director if elected as such at the Annual Meeting; and

  •
  Any other information regarding the proposed director candidate that is required to be included in a proxy statement filed pursuant to the rules of the SEC.

        In addition, the stockholder making the submission must provide his or her name and address, as they appear in the Company's books, and the class and number of shares of capital stock that are beneficially owned by such stockholder.

        A nomination for Board candidates submitted by a stockholder for presentation at an Annual Meeting must comply with the procedural and informational requirements in "Advance Notice of Business to be Conducted at an Annual Meeting." There were no submissions by stockholders of Board nominees for our Annual Meeting.

Communications with the Board

        Stockholders who wish to communicate with our Board or with any director can write to the Nominating Committee, care of the Corporate Secretary, at Brookline Bancorp, Inc., 160 Washington Street, Brookline, Massachusetts 02445. This letter should indicate that the author is a stockholder and if shares are not held of record, should include appropriate evidence of stock ownership. Depending on the subject matter, the Corporate Secretary will forward the communication to the director(s) to whom it is addressed, or, if the inquiry is a request for information about the Company or a stock-related matter for example, the Corporate Secretary will respond directly. The Corporate Secretary will not forward the communication if it is primarily commercial in nature, relates to an improper or irrelevant topic, or is unduly hostile, threatening, illegal or otherwise inappropriate.

        At each Board meeting, the Corporate Secretary shall present a summary of all communications received, if any, since the last meeting and make those communications available to the directors upon request.

Transactions with Related Parties

        The Company's Code of Business Conduct and Ethics sets forth standards applicable to contracts with, and the retention of services of, any director or officer (or his or her related interest) in an amount exceeding $120,000, as required by the NASDAQ rules. In general, the Code of Business Conduct and Ethics requires that such contracts or services shall be entered into only on substantially the same terms and conditions as those prevailing for comparable market transactions. The Code of Business Conduct and Ethics further requires that an insider who is a director who has an interest in a covered contract or services is required to formally abstain from negotiating, entering into, reviewing or approving any covered contract or service with an insider that requires the formal approval of a majority of the Board of Directors, excluding any individual interested in such transactions.

        Pursuant to various regulatory requirements and other applicable law, the Boards of the Company and its subsidiaries, Brookline Bank, The First National Bank of Ipswich and Bank Rhode Island, must approve certain extensions of credit, contracts and other transactions between the Company's subsidiaries and any director or executive officer. The Company has adopted written policies and procedures to implement these requirements which state, in essence, that any transaction between the Company, its subsidiaries and any director or executive officer, or any of their affiliates or immediate family members, may be made on terms comparable to those which the Company would reach with an unrelated, similarly-situated third-party and must be approved in advance by a Board vote. The Company's General Counsel and Chief Credit Officer share responsibility for oversight and implementation of the Company's policy regarding related party transactions, which is typically applied to extensions of credit and any other financial transactions of a material nature between the Company, its subsidiaries, and any director or executive officer. Any director or executive officer involved in such a transaction leaves the meetings while the Board considers and votes upon the transaction.

        Since January 1, 2011, neither the Company nor its subsidiaries has been a party to any transaction or series of transactions in which the amount involved exceeded $120,000 and which any director, executive officer, or holder of more than 5% of the Company's stock, or any members of the immediate family of any such person, had or will have a direct or indirect material interest other than:

  •
  On December 23, 2010, Charles H. Peck entered into a Retirement Agreement with the Company in which he agreed to provide commercial real estate consulting services to the Company and its management team. The Retirement Agreement is for one year, can be extended by mutual agreement of the Company and Mr. Peck, and provides for the payment to Mr. Peck in the amount of $4000 per month. The Company and Mr. Peck extended the agreement through December, 2012.

  •
  On January 1, 2012, Merrill W. Sherman entered into a two-year Consulting and Non-Competition Agreement with the Company and in 2012 will receive $350,000 in consideration of the non-competition provisions and $100,000 for consulting services to the Company and its management team. In 2013, it is anticipated that Ms. Sherman will receive $300,000 for the non-competition provisions and $100,000 for consulting services.

        Some of the directors and executive officers of the Company, as well as members of their immediate families and the companies, organizations, trusts, and other entities with which they are associated are, or during 2011 were, also customers of Brookline Bank, The First National Bank of Ipswich and Bank Rhode Island in the ordinary course of business, or had loans outstanding during 2011. It is anticipated that such persons and their associates will continue to be customers of and indebted to Brookline Bank, The First National Bank of Ipswich and Bank Rhode Island in the future. All such loans were made in the ordinary course of business, did not involve more than normal risk of collectability or present other unfavorable features, were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable loans with unaffiliated persons and, where required by law, were approved by the Boards of Brookline Bank, The First National Bank of Ipswich or Bank Rhode Island. None of these loans to directors, executive officers or their associates is nonperforming.

Compensation Committee Interlocks and Insider Participation

        The current members of the Compensation Committee are Messrs. Slotnik, Chapin, Hall and Wilde. None of these persons has served as an officer or employee of the Company. None of these persons had any relationships with the Company requiring disclosure under applicable rules and regulations of the SEC.

 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS,
DIRECTORS AND MANAGEMENT

        Persons and groups who beneficially own in excess of five percent of the Common Stock are required to file certain reports with the SEC regarding ownership. The following table sets forth, as of the Record Date, the shares of Common Stock beneficially owned by each person who was the beneficial owner of more than five percent of the Company's Common Stock, including shares owned by its directors and executive officers.

Name and Address of Owner	Shares of Common Stock	Percent of Class of Ownership
Neuberger Berman Group, LLC(1)	5,534,674	9.35%
605 Third Avenue
New York, NY 10158
BlackRock, Inc.(2)	4,751,950	8.03%
40 East 52nd Street
New NY 10022
The Vanguard Group, Inc.(3)	3,153,830	5.32%
100 Vanguard Blvd.
Malvern, PA 19355
Dimensional Fund Advisors, LP(4)	3,039,732	5.13%
Palisades West, Building One
6300 Bee Cave Road
Austin, TX 78746

(1)
Based exclusively on a Schedule 13G filed by Neuberger Berman Group, LLC on February 14, 2012. The filer claimed shared power to vote or to direct the vote of 4,766,495 shares and the shared power to dispose or to direct the disposition of 5,534,674 shares.

(2)
Based exclusively on a Schedule 13G filed by BlackRock, Inc. on January 20, 2012. The filer claimed sole power to vote or to direct the vote of 4,751,950 shares and the sole power to dispose or to direct the disposition of 4,751,950 shares.

(3)
Based exclusively on a Schedule 13G filed by The Vanguard Group, Inc. on February 6, 2012. The filer claimed sole power to vote or to direct the vote of 81,332 shares and the sole power to dispose or to direct the disposition of 3,072,498 shares.

(4)
Based exclusively on a Schedule 13G filed by Dimensional Fund Advisors LP on February 12, 2012. The filer claimed sole power to vote or to direct the vote of 2,936,959 shares and the sole power to dispose or to direct the disposition of 3,039,732 shares.

        The following table details, as of the Record Date, information concerning the beneficial ownership of our Common Stock by:

  •
  Each director;

  •
  Each of our Named Officers (other than Mr. Bechet); and

  •
  All directors and named executive officers as a group.

Name and Address of Beneficial Owner*	Age	Position	Director Since(1)	Term Expires	Number of Shares Beneficially Owned(2)		Percent of Class(3)
David C. Chapin	75	Director	1989	2013	157,916	(4)	**
James M. Cosman	61	Chief Operations Officer	N/A	N/A	13,301	(5)	**
John J. Doyle, Jr.	78	Director	2006	2012	12,000	(6)	**
Julie A. Gerschick	55	Chief Financial Officer and Treasurer	N/A	N/A	14,090	(7)	**
John A. Hackett	72	Director	2007	2013	30,000	(8)	**
John L. Hall, II	72	Director	1983	2013	185,917	(9)	**
Thomas J. Hollister	57	Director	2009	2012	10,400	(10)	**
Sarah P. Merritt	59	Chief Human Resources Officer	N/A	N/A	11,898	(11)	**
Bogdan Nowak	48	Director	2012	2014	65,952	(12)	**
Charles H. Peck	71	Director	1995	2012	388,728	(13)	**
Paul A. Perrault	60	President and Chief Executive Officer	2009	2012	221,058	(14)	**
M. Robert Rose	60	Chief Credit Officer	N/A	N/A	16,551	(15)	**
Merrill W. Sherman	63	Director	2012	2014	18,000	(16)	**
Joseph J. Slotnik	75	Chairman	1970	2012	218,275	(17)	**
Rosamond B. Vaule	74	Director	1989	2013	131,749	(18)	**
Peter O. Wilde	73	Director	1993	2014	181,708	(19)	**
Directors and Officers as a Group (16) persons					1,677,543		2.40%

*
Unless otherwise indicated, the address is c/o Brookline Bancorp, Inc., 160 Washington Street, Brookline, MA 02445.

**
Less than 1%.

(1)
The dates for Mr. Peck, Mr. Slotnik, Mr. Chapin, Mr. Hall, Ms. Vaule and Mr. Wilde reflect their initial appointment to the Board of Trustees of Brookline Bank.

(2)
The number of shares of common stock "beneficially owned" by each stockholder is determined under rules issued by the SEC regarding the beneficial ownership of securities. This information is not necessarily indicative of beneficial ownership for any other purpose. "Number of Shares Beneficially Owned" includes shares of common stock that may be acquired upon the exercise of options to acquire shares of common stock that are exercisable on or within 60 days after March 16, 2012. Except as otherwise noted, each beneficial owner has sole voting and investment power over the shares and units.

(3)
The total number of shares outstanding used in calculating this percentage assumes the exercise of all options to acquire shares of common stock that are exercisable on or within 60 days after March 16, 2012 held by the beneficial owner and that no options held by other beneficial owners are exercised.

(4)
Includes 21,402 shares as to which he has shared voting and investment power with his spouse; 1,458 shares owned by the 1253 Beacon Street Realty Trust, of which he is Trustee and to which he has shared voting and investment powers with other Trustees; and 35,000 shares issuable pursuant to options exercisable within 60 days of March 16, 2012.

(5)
Includes 12,500 shares of unvested restricted stock as to which he has sole voting power and 801 shares held by the ESOP for his account as to which he has shared voting power.

(6)
Includes 2,400 shares held by the Kathryn W. Doyle Trust, of which Mr. Doyle is trustee; 4,600 shares held by the Marilyn Doyle Trust, of which Mr. Doyle is trustee; and 5,000 shares issuable pursuant to options exercisable within 60 days of March 16, 2012.

(7)
Includes 7,500 shares of unvested restricted stock as to which she has sole voting power.

(8)
Includes 6,500 shares held in an IRA account as to which he has sole voting and investment power; 12,000 shares as to which he has shared voting and investment powers with his spouse; 6,500 shares held in an IRA for his spouse, as to which he has no voting or investment power; and 5,000 shares issuable pursuant to options exercisable within 60 days of March 16, 2012.

(9)
Includes 30,000 shares issuable pursuant to options exercisable within 60 days of March 16, 2012.

(10)
Includes 5,000 shares issuable pursuant to options exercisable within 60 days of March 16, 2012.

(11)
Includes 5,398 shares as to which she has shared voting and investment powers with her spouse and 7,500 shares of unvested restricted stock as to which she has sole voting power.

(12)
Includes 43,624 shares owned individually and 22,328 shares owned by Sydenham Corporation, an investment company, for which Mr. Nowak is the President and has sole voting and investment power. All shares acquired as a result of the merger of Bancorp Rhode Island, Inc. with and into the Company on January 1, 2012.

(13)
Includes 10,000 shares as to which he has shared voting and investment power with his spouse; 6,000 shares of unvested restricted stock as to which he has sole voting power; and 30,180 shares held by the ESOP for his account as to which he has shared voting power.

(14)
Includes 46,791 shares of unvested restricted stock as to which he has sole voting power and 1,864 held by the ESOP for his account as to which he has shared voting power.

(15)
Includes 12,500 shares of unvested restricted stock as to which he has sole voting power and 801 shares owned as part of the Company's ESOP Plan.

(16)
All shares acquired as a result of the merger of Bancorp Rhode Island, Inc. with and into the Company on January 1, 2012.

(17)
Includes 26,869 shares owned by his spouse, as to which he has no voting and investment power; 10,000 shares owned by the revocable trust of his spouse, as to which he has no voting and investment power; and 45,000 shares issuable pursuant to options exercisable within 60 days of March 16, 2012

(18)
Includes 30,000 shares issuable pursuant to options exercisable within 60 days of March 16, 2012.

(19)
Includes 39,000 shares issuable pursuant to options exercisable within 60 days of March 16, 2012.

N/A
Not Applicable

Section 16(a) Beneficial Ownership Reporting Compliance

        The Company's common stock is registered with the SEC pursuant to Section 12 of the Exchange Act. Accordingly, our directors, senior management and beneficial owners of more than 10% of the Company's common stock are required to disclose beneficial ownership and changes in beneficial ownership on Forms 3, 4 and 5, which are filed with the SEC. At the present time, the Company has no knowledge of any individual, group or entity with beneficial ownership of more than 10% of the Company's common stock. In addition, based on the Company's review of ownership reports, the Company believes its directors and senior management timely complied with the reporting requirements of Section 16(a) for the period ended December 31, 2011, with the exception of the following late filings: (i) Mr. Russell Cole was late filing a Form 4 with respect to one transaction; (ii) Ms. Merritt was late filing a Form 4 with respect to one transaction; and (iii) Ms. Gerschick was late filing a Form 4 with respect to one transaction.

DIRECTOR COMPENSATION

        The Company's primary goal is to provide competitive and reasonable compensation to independent directors in order to attract and retain qualified candidates to serve on the Company's Board. Directors who are also officers of the Company are not eligible to receive board fees. All fees earned are paid in cash and are eligible for deferral under the Non-Qualified Deferred Compensation Plan.

        The following table sets forth certain information as to the total remuneration paid to our directors other than Mr. Perrault for the year ended December 31, 2011. No compensation was paid to Mr. Perrault for his services as a director.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
David C. Chapin	50,000	—	—	N/A	N/A	—	50,000
John J. Doyle, Jr.	50,000	—	—	N/A	N/A	—	50,000
John A. Hackett	50,000	—	—	N/A	N/A	—	50,000
John L. Hall, II	50,000	—	—	N/A	N/A	—	50,000
Thomas J. Hollister	60,000	—	—	N/A	N/A	—	60,000
Charles H. Peck	50,000	—	—	N/A	N/A	44,000	94,000
Bogdan Nowak(2)	—	—	—	N/A	N/A	—	—
Merrill W. Sherman(2)	—	—	—	N/A	N/A	—	—
Joseph J. Slotnik	70,000	—	—	N/A	N/A	—	70,000
Rosamond B. Vaule	50,000	—	—	N/A	N/A	—	50,000
Peter O. Wilde	50,000	—	—	N/A	N/A	—	50,000

(1)
Reflects all fees earned or paid for services as a director of Brookline Bancorp, Inc. and Brookline Bank. Also includes amounts which have been deferred at the election of the non-employee directors and compensation for serving on the committees of the Board of Directors. Mr. Slotnik received $20,000 for services as Chairman of the Board and Mr. Hollister received $10,000 for services as Chairman of the Audit Committee.

(2)
Former Bancorp Rhode Island, Inc. board director who joined the Board of Directors on January 1, 2012.

Cash Retainer and Meeting Fees for Non-Employee Directors

        The following table sets forth the applicable retainers and fees paid to our non-employee directors for their services on the Board of Directors of Brookline Bancorp, Inc. during 2011:

Annual Retainer	$50,000	(1)
Chairman of the Board	$20,000
Chairman of the Audit Committee	$10,000

(1)
Employee directors do not receive an annual retainer.

 EXECUTIVE OFFICERS

        The following sets forth certain information regarding executive officers of the Company. Information pertaining to Mr. Perrault, who is both a director and an executive officer of the Company, may be found in the section entitled "Proposal 1: Election of Directors."

Name	Position with Company	Age
Russell G. Cole	President and Chief Executive Officer, The First National Bank of Ipswich	54
James M. Cosman	Chief Operating Officer	61
Julie A. Gerschick	Chief Financial Officer and Treasurer	55
Mark J. Meiklejohn	President and Chief Executive Officer, Bank Rhode Island	48
Sarah P. Merritt	Chief Human Resources Officer	59
Michael W. McCurdy	General Counsel and Secretary	43
M. Robert Rose	Chief Credit Officer	60

        Russell G. Cole, President and Chief Executive Officer, The First National Bank of Ipswich.    Mr. Cole serves as the President and Chief Executive Officer of The First National Bank of Ipswich, a subsidiary of the Company. Prior to joining The First National Bank of Ipswich in 2004, he served as President and Chief Executive Officer of Ocean National Bank in Kennebunk, Maine. Mr. Cole is a former Director of the Maine Bankers Association and is actively involved with state and national banking and insurance associations, as well as an active participant in local municipal and civic organizations.

        James M. Cosman, Chief Operations Officer.    Mr. Cosman joined the Company in 2009 and is responsible for the Company's operations and information technology departments, as well as cash management and underwriting for small business and consumer loans. From 2000 to 2009, Mr. Cosman was a senior executive in bank underwriting and operations at Sovereign Bank, where he managed the Lending and Operations divisions. Mr. Cosman earned a Master's in Business Administration from Western New England College and a Bachelor of Arts degree from Syracuse University.

        Julie A. Gerschick, Chief Financial Officer and Treasurer.    Ms. Gerschick joined the Company in August 2011 and presently serves as the Company's Chief Financial Officer and Treasurer. From 1995 to 2011, Ms. Gerschick was the President of The Andover Group, Inc., a specialized consulting firm that she founded to provide advisory services to large and mid-sized financial institutions, the Federal Home Loan Bank, and other companies. Prior to her tenure at The Andover Group, Inc., Ms. Gerschick worked as a Senior Vice President for Great Lakes Bancorp Inc., an audit and consulting partner at KPMG LLP in Washington, D.C., and as a fellow at the Federal Home Loan Bank Board, also in Washington, D.C. Ms. Gerschick earned a bachelor's degree from the University of Michigan and two masters' degrees from Harvard University.

        Mark J. Meiklejohn, President and Chief Executive Officer, Bank Rhode Island.    Mr. Meiklejohn is President and Chief Executive Officer and a member of the Board of Directors of Bank Rhode Island. Mr. Meiklejohn joined Bank Rhode Island in January 2006 as the Director of Commercial Banking. In 2008, he became the Chief Lending Officer, responsible for all lending activities as well as cash management, business development and Macrolease, the bank's leasing subsidiary. Prior to joining Bank Rhode Island, Mr. Meiklejohn was a Senior Vice President in middle market lending with Citizens Bank. He began his career at Fleet Bank in 1985. Mr. Meiklejohn earned a bachelor's degree from the University of Connecticut.

        Sarah P. Merritt, Chief Human Resources Officer.    Ms. Merritt joined the Company in February, 2011 and currently serves as the Company's Chief Human Resources Officer. In 2008, Ms. Merritt served as a Senior Vice President at People's United Bank in Bridgeport, Connecticut, where she was responsible for the corporate employee relations and recruiting functions. From 1982 to 2007,

Ms. Merritt served as the Director of Human Resources for Chittenden Corporation. Ms. Merritt earned a bachelor's degree from Skidmore College and a master's degree from George Washington University.

        Michael W. McCurdy, General Counsel and Secretary.    Mr. McCurdy joined the Company in August, 2011 and currently serves as the Company's General Counsel and Corporate Secretary. From 2007 until 2011, Mr. McCurdy served as an Executive Vice President for Danvers Bancorp, Inc., overseeing the legal and retail areas. From 2001 to 2007, Mr. McCurdy was President and Chief Executive Officer of BankMalden. Mr. McCurdy earned his Juris Doctor degree from Suffolk Law School and his Bachelor of Arts degree from the University of California at Santa Barbara.

        M. Robert Rose, Chief Credit Officer.    Mr. Rose joined the Company in 2009 and presently serves as the Company's Chief Credit Officer. From 2000 to 2004, Mr. Rose was the Chief Credit Risk Management Officer of Sovereign Bank, and from 2004 to 2009 served as the Chief Risk Officer of Sovereign Bank . Prior to his tenure at Sovereign Bank, Mr. Rose held senior credit and risk management positions at Bank of Boston/Fleet Bank and BayBanks, Inc. Mr. Rose serves as Vice Chairman of the Board of Directors of the Risk Management Association and as a member of the Executive Committee of the Risk Management Association. Mr. Rose earned his bachelor's degree and master's in business administration degrees from Babson College and obtained a certification in risk management from The Wharton School at the University of Pennsylvania.

 EXECUTIVE COMPENSATION

COMPENSATION DISCUSSION AND ANALYSIS

Overview

        This section provides a description of the roles and responsibilities of the Compensation Committee of the Company's Board of Directors. Additionally, this section details the Company's executive compensation philosophy and contains a discussion of each material element of the Company's executive officer compensation program as it relates to the following "named executive officers" (the "Named Officers") whose compensation information is detailed more completely in the tables contained in the following section:

Paul A. Perrault	President and Chief Executive Officer
Paul R. Bechet(1)	Chief Financial Officer and Treasurer
Julie A. Gerschick(2)	Chief Financial Officer and Treasurer
M. Robert Rose	Chief Credit Officer
James M. Cosman	Chief Operations Officer
Sarah P. Merritt	Chief Human Resources Officer

Executive Summary

        The Company's success depends on our ability to hire and retain highly qualified executives that have the potential to influence our performance and enhance shareholder value over time. The Company seeks to accomplish this goal in a way that is aligned with the long-term interests of the Company's stockholders. The Compensation Committee oversees the executive compensation program and determines the compensation for the Company's executive officers. The Compensation Committee believes that the Named Officers were instrumental in helping the Company achieve strong financial performance in the challenging economic environment in 2011.

        The Company reported net income of $27.6 million in 2011 and total assets of $3.3 billion as of December 31, 2011. The Company's total deposit balances increased by $441.4 million, or 24.4%, for the year ended December 31, 2011. In 2011, the Company reported loan growth of $467.3 million, or 20.7%, and its asset quality metrics improved, with total non-performing assets finishing the year at 0.27%.(3)

        Additionally, the Company completed its acquisition of The First National Bank of Ipswich and announced the acquisition of Bancorp Rhode Island, Inc., which was completed on January 1, 2012.

        The Company believes that the executive compensation program has served the Company well, as evidenced by the Company's performance in 2011.

Role of the Compensation Committee

        The Compensation Committee is responsible for discharging the Board's responsibilities regarding the compensation philosophy, program and practices as they relate to the Company's directors and Named Officers. The primary purpose of the Compensation Committee is to develop, approve and

(1)
Mr. Bechet resigned as Chief Financial Officer and Treasurer effective August 9, 2011, but remained an employee of the Company throughout 2011.

(2)
Ms. Gerschick was appointed as Chief Financial Officer and Treasurer, effective August 9, 2011.

(3)
These year-end figures include the acquisition of The First National Bank of Ipswich, which was completed on February 28, 2011.

implement compensation policies and plans that are fair and appropriate to attract, retain and motivate executives to further the Company's long-term strategic plan and drive stockholder value.

        The Compensation Committee meets throughout the year and held four meetings in 2011. The frequency of the meetings was indicative of the work undertaken by the Compensation Committee to provide for a reasonable, competitive and sound compensation program. Four members of the Board serve on the Compensation Committee, each of whom is independent.

        In accordance with its charter, the Compensation Committee annually evaluates the President and Chief Executive Officer's performance relative to established goals. Recommendations regarding the President and Chief Executive Officer's compensation are made to the full Board and take into consideration the Company's achievement against annually established absolute performance targets, its relative performance when compared to its peer group, and current compensation trends within the competitive marketplace. Information regarding current trends within executive compensation is provided by a compensation consultant at the request of the Committee.

        The Compensation Committee also reviews and evaluates the compensation and performance of other members of the executive management team.

Use of Consultants

        The Compensation Committee has the authority to engage independent consultants to assist it in the compensation process. The consultants are retained by and report directly to the Compensation Committee. The Compensation Committee places no restrictions on consultants within the scope of contracted services. The Compensation Committee does not prohibit management from engaging these consultants for other services; however, any engagements must be approved by the Compensation Committee. The consultants provide expertise and information about competitive trends in the marketplace, including established and emerging compensation practices at other companies.

        During 2011, the firm of BDO USA, LLP, a nationally recognized executive compensation firm, was engaged by the Compensation Committee to serve as the Compensation Committee's independent consultant for the purpose of evaluating the Company's compensation philosophy, objectives and compensation programs. The consultant provided a comprehensive review of executive officer compensation and gives ongoing advice to the Compensation Committee throughout the year. The Compensation Committee has direct access to the compensation advisors throughout the year.

Roles of Executive Officers and Management

        The Compensation Committee regularly meets in executive session. The Compensation Committee occasionally requests one or more members of executive management to be present at committee meetings where executive compensation and Company or individual performance are discussed and evaluated. Executives may provide insight, suggestions or recommendations regarding executive compensation; however, only Compensation Committee members vote on decisions regarding executive compensation.

        The Company's President and Chief Executive Officer provides recommendations to the Compensation Committee on matters relating to the compensation of the executive management group. This includes input regarding performance measures and plan design. In addition, the President and Chief Executive Officer provides specific recommendations regarding base salary adjustments and short- and long-term incentive awards for members of the executive management group to the Compensation Committee.

Compensation Philosophy and Objectives

        The Compensation Committee believes that the most effective compensation program is one that is designed to attract and retain qualified and experienced officers and, at the same time, is reasonable, competitive, and aligned with our compensation (or pay for performance) philosophy. They believe that an effective program is one component of the overall management system of the Company and that it helps to support and promote a culture that recognizes and rewards the individuals, behaviors and results that the Company and its stockholders value.

        The Company's underlying compensation philosophy is one that recognizes the importance of individual contribution and achievement and strives to reward these behaviors. However, there is also a strong belief that all must work together for the organization to be truly successful. Thus, payments in short-and long-term incentive programs are heavily weighted toward the achievement of corporate goals; on both a specific and a relative basis.

        In order to achieve its stated goals and support its philosophy of providing maximum reward when the Company meets its stated goals, the compensation program is comprised of:

  •
  Base salary;

  •
  Performance-based cash incentives;

  •
  Equity compensation; and

  •
  Benefit programs.

Compensation Benchmarking

        Information about the level and type of compensation and benefits offered by comparable organizations competing for individuals with similar skills and experience is essential for the Company to make informed decisions regarding compensation levels and programs. The Committee utilizes proxies and other public filings by publicly-held banks as well as published surveys for purposes of comparing appropriate compensation levels for all of the Company's senior executives. This information provides the Committee with a good understanding of the competitive context within which to consider and recommend compensation programs and levels. In utilizing these surveys and data, the Compensation Committee gives particular attention to banks of comparable size and business model, and seeks to ensure that Company's compensation programs are reasonably structured when compared with banking franchises of similar size, scope and business model

        In 2011, the Compensation Committee retained BDO to conduct a comprehensive competitive market review that was used to make 2011 compensation decisions. As one part of this review, the Committee designed a peer group (the "Peer Group") of institutions of similar asset size and business model which serves to supplement the data gathered from banking industry surveys. Performance on a variety of standard measures is used to measure the Company's relative performance against the Peer Group. This comparison serves as the basis for one component of the Company's long-term incentive plan.

        As of December 31, 2011, the Peer Group consisted of the following institutions:

1st Source Corporation	Independent Bank Corp.
Bancfirst Corporation	NBT Bancorp, Inc.
Bank of the Ozarks, Inc.	Oritani Financial Corp.
Beneficial Mutual Bancorp	Pacwest Bancorp
Boston Private Financial Holdings, Inc.	S&T Bancorp, Inc.
City Holding Company	Simmons First National Corporation
Community Bank System, Inc.	Sterling Bancorp
CVB Financial Corp.	Trustco Bank Corp NY
Dime Community Bancshares, Inc.	Wesbanco, Inc.
First Commonwealth Financial Corporation	Western Alliance Bancorporation
Home Bancshares, Inc.

        While competitive practice is an important component, it is not the sole determinant of the Company's compensation and benefit practices and programs. Ultimately, the Company will administer compensation in a manner that ensures its practices are:

  •
  Externally competitive;

  •
  Internally equitable;

  •
  Based on merit and performance; and

  •
  Compliant.

2011 Compensation Elements and Decisions

        Based on an examination of competitive compensation practices as well as consideration of appropriate internal relationships among the Company's executive management positions, a range of compensation opportunities is established for each of the Company's executive management positions. These opportunities will be established using the following criteria:

  •
  Recognition of the relative value and contribution of the position to the Company;

  •
  Consideration of the unique qualifications and/or capabilities required by the position;

  •
  The Company's desired relationship to its external marketplace vis-à-vis a particular position; and

  •
  The Company's ability to pay.

        The Company positions its executive total compensation package—base salary combined with short- and long-term incentives—to pay between the 50th and 75th percentiles when incentive targets are achieved and all components of compensation are received. Short- and long-term incentives are designed and administered to ensure that actual results in relation to the Company's performance objectives appropriately position earned pay levels relative to the competitive market. Indirect compensation is designed to provide the executive with a competitive array of benefit programs. As is reflected in the Summary Compensation Table, a very small portion of the executive's total compensation is delivered through perquisites.

Base Salary

        Base salary is a significant component of direct compensation for executive positions at the Company. The base salaries of executive officers and other members of senior management are reviewed annually. Initial base salary levels, as well as subsequent adjustments to base salaries, are determined by:

  •
  Impact and contribution of a particular position, as well as the unique qualifications and/or capabilities an individual offers to the Company;

  •
  Salary levels suggested by the external marketplace;

  •
  Internal equity; and

  •
  Individual performance.

        Base salary is the only portion of the executive's total compensation package that is considered to be "fixed" compensation and is thus not "at risk" on an annual basis. Base salary levels are established to ensure that each executive is being paid competitively for sound performance. It is intended that greater rewards will be recognized when the performance targets established within the context of the Company's short- and long-term incentive programs are achieved.

        In 2011, the Compensation Committee set the annual base salaries for the Named Officers at levels that were consistent with the market analysis that was performed by the Company's independent compensation consultant and the Compensation Committee's assessment of the individual officer's level of performance, contribution to the Company and experience. The 2011 base salaries were $625,000 for the President and Chief Executive Officer, an increase of $25,000 from 2010, $252,500 for the Company's Chief Credit Officer, an increase of $10,000 from 2010, and $200,000 for the Company's Chief Operating Officer, an increase of $20,000 from 2010. Additionally, the Company agreed to a base salary level of $250,000 for Julie A. Gerschick, who was hired in August, 2011 as the Company's Chief Financial Officer, and a base salary level of $180,000 for Sarah P. Merritt, the Company's Chief Human Resources Officer, who was hired in February, 2011. In all cases, the base salary levels of the Named Officers were consistent with the Company's compensation philosophy and practices as adopted by the Company's Compensation Committee.

Short-term Incentives

        The first component of the Company's variable, or "at risk", compensation is delivered through the Company's short-term incentive plan (the "Incentive Plan"). Absolute performance measures are established by the Committee on an annual basis and are tied specifically to the Company's financial performance. The incentive is cash based and a target bonus opportunity is established for each position. While the funding of the incentive pool is based on the Company's financial performance, individual awards are impacted by each executive's annual performance and contribution.

        Target levels for all executive management positions were reviewed and adjusted in 2011 to better align payments at target relative to the competitive marketplace. The recommendations for the adjustments to the target levels for the executive officers were made to the Compensation Committee by the President and Chief Executive Officer. The adjustment to the President and Chief Executive Officer's target award level was made to the Company's Board of Directors by the Compensation Committee. All decisions and recommendations were based on an analysis of survey data, input from the Compensation Committee's independent compensation consultant and a review of internal alignment. As a result of these adjustments, the Incentive Plan provides for cash target awards of 75% of annual base salary for the Company's President and Chief Executive Officer and 50% of annual base salary for the remaining Named Officers.

  Funding of the Incentive Plan

        For 2011, the funding of the Company's Incentive Plan was based on the Company's financial performance relative to a targeted level of earnings per share, as approved by the Company's board of directors. The amount of the Incentive Plan pool was determined by whether the Company achieved the targeted level of earnings per share, which was set at $0.51 per share, excluding certain extraordinary expenses. If the Company did not achieve the targeted level of earnings per share, the amount of the Incentive Plan pool was reduced accordingly.

        In 2011, the Company recorded earnings per share in the amount of $0.47 per share. In accordance with the Company's Incentive Plan, the Compensation Committee then considered other evaluative factors in determining the final level of the funding of the Incentive Plan, including whether certain expenses incurred by the Company were extraordinary expenditures, for example those which are related to the Company's acquisitions in 2011, and otherwise not reflective of the Company's operating performance. As a result of the review, the exclusion of certain one-time expenses related to the acquisitions, and an overall assessment of the Company's performance, the Compensation Committee set the funding of the Incentive Plan at 95% of target.

  Payment of Short Term Incentives

        In making awards to individual Named Officers, the Compensation Committee considers a combination of Company and individual performance factors. These factors include a review of the Company's performance relative to its strategic plan, and the individual achievement of each Named Officer relative to annual goals, the unique skills and experience of the Named Officer, and the Named Officer's overall contribution to the Company.

        In 2011, despite continued difficulty in the financial services industry, the Company's performance remained strong. The Company reported solid earnings, low levels of non-performing loans, non-performing assets and delinquent loans, and loan and deposit growth numbers that exceeded budgeted growth objectives. Additionally, the Company completed its acquisition of The First National Bank of Ipswich and announced the acquisition of Bancorp Rhode Island, Inc., which was completed on January 1, 2012.

        After reviewing the Company's performance in these areas, combined with its evaluation of the individual achievement of the Named Officers, the Compensation Committee authorized incentive payments for 2011 for the President and Chief Executive Officer in the amount of $445,313, for the Chief Credit Officer in the amount of $120,000, for the Chief Operations Officer in the amount of $100,000, for the Chief Financial Officer in the amount of $60,000, and the Chief Human Resources Officer in the amount of $85,000. In the case of the President and Chief Executive Officer, the Chief Credit Officer and Chief Operations Officer, these awards are reflective of the Company's growth, recent merger and acquisition activity, and strong asset quality metrics combined with the experience and leadership skills of the individual officers. In the case of the Chief Financial Officer and the Chief Human Resources Officer, the Compensation Committee also recognized the officer's successful transition into a new role at the Company.

        The awards were within the plan guidelines and reflect individual and Company performance. We report any awards above the 95% funded Incentive Plan amounts as discretionary bonuses in the Summary Compensation Table since these individual awards were above the Incentive Plan funding target.

Long-term Incentives

        The Compensation Committee believes that profitability and growth are measured not only in annual increments, but also over an extended period of time. In addition, the Compensation

Committee is of the opinion that it is important to consider performance relative to the Company's Peer Group, and to align the interests of the management team with that of the Company's stockholders. The Compensation Committee believes that these goals are accomplished through equity awards.

        The Company's equity-based long-term incentive program is the third component of each executive officer's total compensation and is also variable in nature. Equity grants may be made in the form of stock options or restricted shares, and restricted shares, in turn, may be time- or performance-based. In considering the appropriate form and design of these awards, the Compensation Committee considers the intended purpose of each award as well as the alignment with stockholder interests.

        In 2011, 46,791 shares of restricted stock were granted to the President and Chief Executive Officer in accordance with the terms of his employment agreement. In addition, restricted stock grants in the amount of 7500 shares each were made by the Compensation Committee to each of the Named Officers. All restricted stock awards are structured such that fifty percent (50%) of each award will vest ratably over a three-year period and the remaining fifty percent (50%) will vest at the end of the three-year period if certain identified Company performance objectives are achieved. These performance objectives include Company performance relative to the Peer Group in the following areas: return on assets, return on equity, asset quality and total return to stockholders. Dividends paid on restricted stock with performance vesting are accrued and not paid out to the Named Officers until the performance vesting is attained.

Retirement Benefits

        401(k) Plan.    The Company provides all of its employees, including the Named Officers, with tax-qualified retirement benefits through the Company's 401(k) plan. The Compensation Committee believes that a 401(k) plan is an attractive retirement vehicle in recruiting superior officers. All Named Officers who meet the eligibility requirements participate in the 401(k) plan on a non-discriminatory basis. Named Officers, like other employees, may begin deferring compensation upon employment.

        The Company's 401(k) plan allows employees to make salary reduction contributions equal to the lesser of 75% of compensation or a maximum limit which is indexed annually. Those employees who are age 50 or older are permitted to make salary reduction contributions equal to the lesser of 75% of compensation, or a maximum limit which is indexed annually.

        Pursuant to the Company's 401(k) plan, the Company provides an annual contribution equal to 5% of each employee's compensation up to a maximum limit which is indexed annually. In order to be fully vested in the Company's annual contribution, an employee must complete three years of service with the Company in which he or she works at least 1,000 hours. The 401(k) plan permits employees to direct the investment of their own accounts into various investment options.

        Nonqualified Deferred Compensation Plan.    As of January 1, 2011, eligible participants, including members of the Company's Board of Directors, certain executive officers, including the Named Officers, are eligible to participate in the Company's Nonqualified Deferred Compensation Plan.

        A Company director may elect to defer from 25% to 100% of their annual retainer and fees for service on the Board of Directors of the Company and eligible executive officers may elect to defer from 5% to 100% of their annual base salary and/or cash incentive payment. Amounts deferred earn interest credited at the end of each month based on the Company's average annual yield on earning assets for the previous calendar quarter, converted to a monthly equivalent yield.

        In 2011, Mr. Perrault and Mr. Cosman elected to participate in the Company's Nonqualified Deferred Compensation Plan.

        Employee Stock Ownership Plan.    The Company has an Employee Stock Ownership Plan (the "ESOP"). Employees with at least one year of employment in which they work at least 1,000 hours with the Company and who have attained age 21 are eligible to participate. Shares of the Company's Common Stock purchased by the ESOP through the proceeds of a loan are held in a suspense account for allocation among participants.

        Shares of Common Stock released from the suspense account are allocated among ESOP participants on the basis of compensation in the year of allocation. Benefits generally vest over a six-year period. Benefits generally vest at the rate of 20% per year beginning in the third year of service until a participant is 100% vested after six years or upon normal retirement (as defined in the ESOP), disability or death of the participant or a change in control (as defined in the ESOP). A participant who terminates employment for reasons other than death, retirement or disability prior to six years of credited service forfeits the non-vested portion of his or her benefits under the ESOP. Benefits are payable in the form of Common Stock of the Company and cash upon death, retirement, early retirement, disability or separation from service.

        Any amendments to the ESOP are approved by the Bank's Board of Directors. The ESOP is administered by a committee comprised of the Chief Executive Officer, the Chief Financial Officer and another officer of the Bank. The ESOP committee has appointed an independent financial institution to serve as trustee of the ESOP. The ESOP committee may instruct the trustee regarding investment of funds contributed to the ESOP. The ESOP trustee, subject to its fiduciary duty, must vote all allocated shares held in the ESOP in accordance with the instructions of participating employees. Under the ESOP, non-directed shares and shares held in the suspense account are voted in a manner calculated to most accurately reflect the instructions the ESOP trustee has received from participants regarding the allocated stock so long as such vote is in accordance with the provisions of ERISA.

        Employment and Change-in-Control Agreements.    The Company has entered into an Employment Agreement with the President and Chief Executive Officer and Change-in-Control Agreements the remaining Named Officers. These agreements are intended to provide the Company with the continued employment and undivided attention of its Named Officers without the potential distraction resulting from the reduction of job security inherent in employment by a publicly-held institution. The agreements provide assurances to Named Officers regarding the continued payment of salary and benefits in the event of involuntary termination or a change in control at the Company.

Perquisites and Other Personal Benefits

        The Company provides eligible employees with group life, accidental death and dismemberment, and long-term disability coverage. For its eligible employees, the Company pays 80% of the monthly premiums for group health coverage and 50% of the monthly premiums for individual and family dental and vision coverage.

        The Company pays 100% of the monthly premiums for group life and group accident insurance coverage for all full-time employees after the employee has completed three months of service. The Company also sponsors a flexible benefits plan under which employees can pay their ratable share of health insurance premiums on a pre-tax basis, a medical expense reimbursement plan under which employees can defer part of their salary on a pre-tax basis to cover the costs of certain medical expenses not reimbursed through insurance or otherwise, a dependent care plan under which employees can defer part of their salary on a pre-tax basis to cover qualified dependent care expenses, and a transportation plan under which employees can defer part of their salary on a pre-tax basis for qualified parking and transportation expenses.

Impact of Accounting and Tax on the Form of Compensation

        The Compensation Committee and management consider the accounting and tax (individual and corporate) consequences of the compensation plans prior to making changes to the plans. In the consideration of equity awards going forward, the Compensation Committee intends to consider the impact of ASC Topic 718, Stock Compensation, and Section 162(m) of the Internal Revenue Code, as amended (the "Code")(which limits the deduction of compensation paid to certain Named Officers to $1,000,000 unless the compensation is "performance based").

Relationship Between Compensation Policies and Risk

        The Company and its subsidiaries use variable cash incentive compensation programs and/or plans to reward and incent employee performance and retain top talent. The Compensation Committee is responsible for the review and analysis of the Company's variable cash incentive programs to ensure that they do not encourage excessive risk- or profit-taking at the expense of long term performance and stockholder value. The Compensation Committee believes that the current variable cash incentive compensation programs that are in place at the Company and its subsidiaries effectively incent officer performance, and not excessing risk taking. The Compensation Committee will continue to monitor both existing and proposed variable cash incentive compensation programs to ensure that this prudent balance continues to exist.

Clawback Policy

        In addition to any other remedies available to the Company and subject to applicable law, if the Board or any committee of the Board determines that it is appropriate, the Company may recover in whole or in part any bonus, incentive payment, equity award or other compensation received by an officer of the Company to the extent that such bonus, incentive payment, equity award or other compensation is or was based on any financial results or operating metrics that were impacted by the officer's knowing or intentional fraudulent or illegal conduct, including the making of a material misrepresentation contained in the Company's financial statements.

2011 Advisory Votes on Executive Compensation

        In 2011, the Company submitted two non-binding, advisory votes to stockholders for their review and approval. The first proposal sought an advisory vote approving the executive compensation paid to the Company's Named Officers in 2010. At the Company's annual meeting of stockholders held in April, 2011, a substantial majority of the votes cast on the say-on-pay proposal were voted in favor of the proposal. The Compensation Committee believes this affirms stockholders' support of the Company's approach to executive compensation. Additionally, the Company sought an advisory vote on the frequency that stockholders will vote on the Named Officers' executive compensation. A substantial majority of the votes cast on the frequency of the say-on-pay proposal were for one year and, as a result, the Company subsequently announced that it will submit a non-binding, advisory vote to stockholders for approval of the executive compensation paid to the Company's Named Officers on an annual basis.

Stock Ownership Guidelines

        The Compensation Committee believes that Company stock ownership by Company directors and executive officers strengthens their commitment to the Company's future and further aligns their interests with those of the Company's stockholders. The Compensation Committee encourages the Company's directors and executive officers to purchase and own Company stock and discourages sales of Company stock except pursuant to a pre-arranged plan. The Compensation Committee is of the opinion that the number of shares of the Company's stock owned by each director and executive officer is a personal decision and, independent of any stock ownership requirements that are imposed by law, does not require directors or executive officers to purchase and/or own Company stock. The Compensation Committee will review the Company's policy on Company stock ownership on a periodic basis to evaluate the stock ownership practices of directors and executive officers and to consider any necessary changes or enhancements to the Company's policy on Company stock ownership.

COMPENSATION COMMITTEE REPORT

        The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management, and based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement and incorporated by reference in our Annual Report on Form 10-K for the year ended December 31, 2011 for filing with the SEC.

Members of the Compensation Committee

Joseph J. Slotnik (Chair)
David C. Chapin
John L. Hall, II
Peter O. Wilde

Named Executive Compensation

Summary Compensation Table—2011

        The following table sets forth the cash and non-cash compensation for the fiscal years ended December 2011, 2010 and 2009 awarded to or earned by our Chief Executive Officer, the Chief Financial Officer, and the Company's three other highest paid Named Officers whose total compensation earned in 2011, 2010 and 2009 exceeded $100,000.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)(2)		Stock Awards ($)(3)	Option Awards ($)(4)	Non-Equity Incentive Plan Compensation ($)(5)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(6)	All Other Compensation ($)		Total ($)
Paul A Perrault	2011	625,000	—		437,496	—	445,313	8,210	47,706	(11)	1,563,725
President, Chief	2010	600,000	—		80,000	120,000	210,000	—	47,940	(11)	1,057,940
Executive Officer	2009	475,000	—		80,000	120,000	142,500	—	40,678	(11)	858,178
and Director
Paul R. Bechet	2011	265,000	—		70,125	—	62,900	1,249	42,146	(12)	441,420
Former Executive	2010	255,000	—		48,100	—	76,500	—	44,141	(12)	423,741
Vice President,	2009	255,000	—		—	2,629	88,750	—	76,984	(12)	423,363
Chief Financial
Officer/Treasurer
Julie A. Gerschick	2011	104,166	35,521	(7)	56,700	—	49,479	—	10,803	(13)	256,669
Chief Financial
Officer/Treasurer
M. Robert Rose	2011	252,500	—		70,125	—	120,000	—	38,974	(14)	481,599
Chief Credit Officer	2010	242,500	—		48,100	—	72,750	—	13,122	(14)	376,472
	2009	93,269	25,000	(8)	—	78,108	25,269	—	5,913	(14)	227,559
James M. Cosman	2011	200,000	5,000		70,125	—	95,000	1,102	45,208	(15)	416,435
Chief Operations	2010	180,000	—		48,100	—	54,000	—	11,048	(15)	293,148
Officer	2009	69,228	20,000	(9)	—	78,108	18,756	—	4,462	(15)	190,554
Sarah P. Merritt	2011	164,999	12,126	(10)	70,125	—	78,374	—	22,002	(16)	347,626
Chief Human
Resources Officer

(1)
Mr. Perrault joined the Company as Chairman and Chief Executive Officer of Brookline Bank on March 16, 2009 and his annualized salary for 2009 was $600,000. Mr. Bechet resigned as the Company's Chief Financial Officer on August 9, 2011 and retired from the Company in 2012. Ms. Gerschick joined the Company on August 1, 2011, was appointed as the Chief Financial Officer on August 9, 2011 and her annualized salary for 2011 was $250,000. Mr. Rose joined the Company on August 3, 2009 and his annualized salary for 2009 was $242,500. Mr. Cosman joined the Company on August 3, 2009 and his annualized salary for 2009 was $180,000. Ms. Merritt joined the Company on February 2, 2011 and her annualized salary for 2011 was $180,000.

(2)
The amounts in this column represent the bonus granted at the discretion of the Compensation Committee in excess of the amount of non-equity incentive plan compensation paid. The amounts earned in 2011, 2010 and 2009 were paid in 2012, 2011 and 2010, respectively.

(3)
All equity awards made in 2011 were in the form of restricted shares. Fifty percent (50%) of each award will vest ratably over the next three years and the remaining fifty percent (50%) will vest at the end of a three-year period based on the Company's performance relative to the Peer Group.

(4)
No options were awarded to the Named Officers during 2011.

(5)
Compensation shown in this column represents payments earned under the Company's Incentive Plan. The amounts earned in 2011, 2010 and 2009 were paid in 2012, 2011 and 2010, respectively.

(6)
Figures in this column represent the interest earned on earnings that were deferred under the Brookline Bancorp Deferred Compensation Plan which was introduced on January 1, 2011. Earnings related to all such amounts shall be credited to such account at the end of each month based on the Company's average annual yield on earning assets for the previous calendar quarter, converted to a monthly-equivalent yield.

(7)
Includes a signing bonus of $25,000 paid in 2011.

(8)
Includes a signing bonus of $25,000 paid in 2009.

(9)
Includes a signing bonus of $20,000 paid in 2009.

(10)
Includes a signing bonus of $5,000 paid in 2011.

(11)
In 2011, 2010 and 2009 includes: (1) 401(k) Plan match in the amount of $12,250, $12,250 and $12,250, respectively, (2) automobile expense in the amount of $3563, $2188, and $3188, respectively, (3) ESOP share allocations of $6763, $11,530 and $0, respectively, (4) Insurance benefit payments in the amount of $24,495, $21,500 and $1161, respectively, and (5) dividends on unvested restrict stock grants in the amount of $635, $2,660 and $2267, respectively.

(12)
In 2011, 2010 and 2009 includes: (1) 401(k) Plan match in the amount of $12,250, $12,250 and $12,250, respectively, (2) ESOP share allocations of $6763, $11,530 and $10,781, respectively, (3) Insurance benefit payments in the amount of $21,433, $19,936 and $20,583, respectively, and (4) dividends on unvested restrict stock grants in the amount of $1700, $425 and $0, respectively.

(13)
In 2011 includes: (1) 401(k) Plan match in the amount of $6058, and (2) Insurance benefit payments in the amount of $4745.

(14)
In 2011, 2010 and 2009 includes: (1) 401(k) Plan match in the amount of $12,250, $12.250 and $5913, respectively, (2) ESOP share allocations of $6763, $0 and $0, respectively, (3) Insurance benefit payments in the amount of $18,261, $447 and $0, respectively, and (4) dividends on unvested restrict stock grants in the amount of $1700, $425 and $0, respectively.

(15)
In 2011, 2010 and 2009 includes: (1) 401(k) Plan match in the amount of $12,250, $12,250 and $4462, respectively, (2) ESOP share allocations of $6763, $0 and $0, respectively, (3) Insurance benefit payments in the amount of $24,495, $447 and $0, respectively, and (4) dividends on unvested restrict stock grants in the amount of $1700, $425 and $0, respectively.

(16)
In 2011 includes: (1) 401(k) Plan match in the amount of $8802, and (2) a housing allowance of $13,200.

Grants of Plan-Based Awards—2011

			Estimated Possible Payouts Under Non-Equity Incentive Plan Awards
					Estimated Future Payouts Under Equity Incentive Plan Awards(4)			All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock and Option Awards ($)(8)
Name	Grant Date	Date of Grant Approval	Target ($)(2)	Maximum ($)(3)	Threshold (#)(5)	Target (#)(6)	Maximum (#)(7)
Paul A. Perrault	7/1/2011	6/15/2011	468,750	468,750	468	23,395	25,735	23,395	437,496
Paul R. Bechet(1)	7/1/2011	6/15/2011	132,500	132,500	75	3,750	4,125	3,750	70,125
Julie A. Gerschick	11/14/2011	9/21/2011	125,000	125,000	75	3,750	4,125	3,750	56,700
M. Robert Rose	7/1/2011	6/15/2011	126,250	126,250	75	3,750	4,125	3,750	70,125
James M. Cosman	7/1/2011	6/15/2011	100,000	100,000	75	3,750	4,125	3,750	70,125
Sarah P. Merritt	7/1/2011	6/15/2011	90,000	90,000	75	3,750	4,125	3,750	70,125

(1)
Shares awarded to Mr. Bechet on July 1, 2011 were forfeited upon his retirement in February 2012.

(2)
Target refers to the amount that would be paid if the specified performance targets were achieved.

(3)
Maximum refers to the maximum payment possible under the plan.

(4)
Shares granted on July 1, 2011 may vest on July 1, 2014 assuming that identified performance targets are met. Specifically, the Company's Return on Assets (ROA), Return on Equity (ROE), Asset Quality and Total Return to Shareholder metrics will be compared to the performance of the Peer Group. Payments will be made to the Named Officers based on the Company's performance relative to the Peer Group. Each factor is weighted at 25% of the total.

(5)
Threshold has been established as performance at the 25th percentile or greater when measured against the defined Peer Group. Performance between the 25th and 50th percentile would be pro-rated with performance at the 50th percentile triggering payments of 50% of target.

(6)
Target has been established as performance at the 75th percentile of the peer group.

(7)
Maximum payments of 110% of target will be paid for performance above the 75th percentile when measured relative to the Peer Group.

(8)
The restricted stock value is the market value of the underlying stock on the grant date.

Outstanding Equity Awards at Fiscal Year End—2011

        The following table itemizes outstanding option awards and stock awards held by the Company's Named Officers as of December 31, 2011:

		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)(1)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Options Expiration Date	Number of Shares or Units of Stock that Have Not Vested (#)(1)(2)	Market Value of Shares or Units of Stock that Have Not Vested ($)(3)	Equity incentive plan awards: number of unearned shares, units or other rights that have not vested (#)(4)	Equity incentive plan awards: payout value of unearned shares, units or other rights that have not vested ($)(3)
Paul A. Perrault	3/16/09	72,512		9.90	3/16/19
	3/16/2010	52,333		10.71	3/16/20
	7/1/2011					23,395	197,454	23,395	197,454
Paul R. Bechet	8/4/2010					5,000	42,200
	7/1/2011					3,750	31,650	3,750	31,650
Julie A. Gerschick	11/14/2011					3,750	31,650	3,750	31,650
M. Robert Rose	8/3/2009	25,000		11.84	8/3/19
	8/4/2010					5,000	42,200
	7/1/2011					3,750	31,650	3,750	31,650
James M. Cosman	8/3/2009	25,000		11.84	8/3/19
	8/4/2010					5,000	42,200
	7/1/2011					3,750	31,650	3,750	31,650
Sarah P. Merritt	7/1/2011					3,750	31,650	3,750	31,650

(1)
Mr. Bechet's unvested shares at December 31, 2011, vested on February 8, 2012 upon his retirement.

(2)
The awards made to Mr. Rose and Mr. Cosman on August 4, 2010 will vest on August 4, 2012. The awards made to Mr. Perrault, Mr. Rose, Mr. Cosman and Ms. Merritt on July 1, 2011 will vest ratably on July 1, 2012, July 1, 2013 and July 1, 2014. The award made to Ms. Gerschick will vest ratably on November 14, 2012, November 14, 2013 and November 14, 2014.

(3)
Based on market value per share of $8.44 at December 31, 2011.

(4)
Shares awarded to Mr. Perrault, Mr. Rose, Mr. Cosman and Ms. Merritt on July 1, 2011 are scheduled to vest on July 1, 2014 assuming the attainment of identified performance targets. The shares awarded to Ms. Gerschick on November 14, 2011 are scheduled to vest on November 14, 2012 assuming the attainment of identified performance targets.

Option Exercises and Stock Vested—2011

        The following table sets forth information with respect to the aggregate amount of options exercised and stock awards vesting during the last fiscal year and the value realized thereon.

	Option Awards		Stock Awards
Name	Number of shares acquired on exercise	Value realized on exercise	Number of shares acquired on vesting	Value realized on vesting ($)(1)
Paul A. Perrault	—	—	7,470	75,522
Paul R. Bechet	—	—	—	—
Julie A. Gerschick	—	—	—	—
M. Robert Rose	—	—	—	—
James M. Cosman	—	—	—	—
Sarah P. Merritt	—	—	—	—

(1)
Value is based on number of shares that vested on March 16, 2011, mulitplied by the market price per on the vesting date, which was $10.11.

Nonqualified Deferred Compensation—2011

        The following table contains information about the activity in, and the balances of, each Named Officer's Nonqualified Deferred Compensation account as of December 31, 2011:

Name	Executive Contribution in 2011 ($)(1)	Company Contributions in 2011 ($)	Aggregate Earnings in 2011 ($)(2)	Aggregate Withdrawals or Distributions ($)	Aggregate balance as of December 31, 2011 ($)
Paul A. Perrault	201,145	—	8,209	—	209,354
Paul R. Bechet	30,600	—	1,249	—	31,849
Julie A. Gerschick	—	—	—	—	—
M. Robert Rose	—	—	—	—	—
James M. Cosman	27,000	—	1,102		28,102
Sarah P. Merritt	—	—	—	—	—

(1)
The amount listed represents the amounts contributed by the Named Officer which are reported as salary in the Summary Compensation Table.

(2)
The aggregate earnings represent interest paid on the Named Officer's balances calculated using the Company's average annual hield on earning assets for the previous calendar quarter, converted to a monthly equivalent yield.

Potential Payments Upon Termination or Change-in-Control

        Employment Agreement with Paul A. Perrault.    During 2010, the Compensation Committee retained BDO, USA, LLP, a compensation consulting company, to assist the Compensation Committee in its efforts to review the competitiveness of the terms of Mr. Perrault's employment agreement and develop recommendations for a successor agreement. The Compensation Committee's objectives were to ensure that Mr. Perrault had an employment agreement that was fully aligned with, and supportive of, the interests of the Company's stockholders and its business objectives, provided superior compensation opportunities when the Company's business performance objectives were achieved, confirmed standards of good practice, and was fully compliant with all applicable regulatory requirements.

        The Company and Brookline Bank entered into a new employment agreement (the "Agreement") with Mr. Perrault on April 11, 2011. The Agreement is reflective of the review that was completed is for a period of thirty-six (36) calendar months, and commencing on the first anniversary of the date of the Agreement, and continuing at each anniversary date thereafter, the Agreement shall renew for an additional year unless written notice is provided to Mr. Perrault at least sixty (60) days prior to any such anniversary date.

        The Agreement established Mr. Perrault's base salary for 2011 at $625,000 and provided for a short-term incentive payment of up to 75% of base salary. As previously discussed, payment of this award is predicated upon the Company's achievement of established annual goals. The Agreement also sets forth the terms and conditions of Mr. Perrault's long-term incentive, which is in the form of equity compensation. Specifically, Mr. Perrault is eligible to receive an award of restricted stock having a value equal to 70% of his base salary in effect at the time the award is made. Fifty percent (50%) of each award will vest ratably over a three-year period, with the remaining fifty percent (50%) vesting at the end of a three-year period based on the attainment of performance goals which are established by the Compensation Committee.

        Upon the occurrence of an Event of Termination, as defined in the Agreement, Mr. Perrault (or his beneficiaries or estate in the event of his death subsequent to his termination of employment) is entitled to receive an amount equal to the sum of (i) Mr. Perrault's Base Salary, (ii) the highest Bonus awarded to him during the past three years; and (iii) the highest Equity Consideration previously awarded to him in any year.

        Upon the occurrence of a Change in Control, as defined in the Agreement, Mr. Perrault (or his beneficiaries or estate) is entitled to receive an amount equal to three times the sum of items (i), (ii) and (iii) as set forth in the preceding paragraph.

        Upon the occurrence of an Event of Termination or a Change in Control, life and disability coverage substantially identical to the coverage maintained by the Company or the Bank shall continue to be made available to Mr. Perrault for 24 months from the date of termination. The Company shall also provide Mr. Perrault with healthcare coverage (medical and dental) until he attains age 65; provided, however, that if such coverage would cause the Company to be subject to tax penalties under the Patient Protection and Affordable Care Act, the Company shall pay Mr. Perrault a monthly amount equal to the cost of healthcare coverage until he attains age 65.

        Notwithstanding the preceding paragraphs, if the aggregate payments and benefits to be made to Mr. Perrault (the "Termination Benefits") would be deemed to include an "excess Parachute payment" under Section 280G of the Internal Revenue Code (the "Code"), then the Termination Benefits would be reduced to an amount (the "non-Triggering Amount"), the value of which would be one hundred dollars less than the total amount of payments permissible under Section 280G of the Code.

        In the event that Mr. Perrault is unable to perform his duties on a full-time basis for a period of six consecutive months due to disability, the Company may terminate the Agreement, but will be obligated to pay him his Base Salary for the remaining term of the Agreement, or one year, whichever is the longer period of time, provided that any amounts actually paid to Mr. Perrault pursuant to any disability insurance or other similar such program which the Company has provided, or pursuant to any workman's or social security disability program, shall reduce the compensation to be paid to Mr. Perrault resulting from his disability.

        In the event of death, Mr. Perrault's estate, legal representatives or beneficiaries shall be paid his Base Salary for a period of one year from the date of his death and the Company will continue to provide medical, dental and other benefits normally provided to Mr. Perrault's family for one year after his death.

        Change-in-Control Agreements.    The Company, including its subsidiaries, has entered into change-in-control agreements (the "Change in Control Agreements") with several of the Company's officers, including individuals who serve as officers of the Company's subsidiaries and all of the Named Officers. The Change in Control Agreements provide certain benefits in the event of a change in control of the Company. For these purposes, a "change in control" is defined generally to mean: (i) consummation of a plan of reorganization, merger or sale of substantially all of the assets of the Company where the Company is not the surviving entity; (ii) changes to the Board of Directors of the Company whereby individuals who constitute the current Board cease to constitute a majority of the Board, subject to certain exceptions; (iii) a "change in control" as that term is defined in the Bank Holding Company Act; (iv) a transaction or occurrence whereby any person becomes the beneficial owner of 25% or more of the voting securities of the Company; and (v) a tender offer is made for 25% or more of the voting securities of the Company and 25% or more of the stockholders have tendered their shares. These protections against termination without cause in the event of a change in control are frequently offered by other financial institutions, and the Company may be at a competitive disadvantage in attracting and retaining key employees if it does not offer similar protections. Although the Change in Control Agreements may have the effect of making a takeover more expensive to an acquirer, the Company believes that the benefits of enhancing the Company's ability to attract and retain qualified management persons by offering the Change in Control Agreements outweighs any disadvantage of such agreements.

        Upon a change in control, Named Officers are entitled to a payment under the Change in Control Agreement if the officer's employment is involuntarily terminated during the term of such agreement, other than for cause, as defined, or if the officer voluntarily terminates employment during the term of such agreement as the result of a demotion, loss of title, office or significant authority, reduction in his or her annual compensation or benefits, or relocation of the officer's principal place of employment by more than 30 miles from its location immediately prior to the change in control. In the event that a Named Officer is entitled to receive payments pursuant to the Change in Control Agreement, the Named Officer would receive a cash payment equal to the annual base salary paid to the Named Officer and the cash incentive paid to the Named Officer attributable to the preceding year. In addition, Named Officers would receive life, health and dental coverage for a period of up to 12 months following a termination due to a change in control. Notwithstanding any provision to the contrary in the Change in Control Agreements, payments under the Change in Control Agreements are limited so that they will not constitute an excess parachute payment under Section 280G of the Internal Revenue Code.

        In the aggregate, the Company's current liability with respect to all outstanding Change in Control Agreements is $12,364,370.

        Assuming the employment of the Named Officers were to be terminated under the circumstances listed below, each as of December 31, 2011, the following individuals would be entitled to the following payments and benefits under the terms of their employment agreements and other arrangements:

Name	Voluntary Resignation ($)	Early Retirement(1) ($)	Normal Retirement ($)	Involuntary not for Cause Termination ($)	Involuntary Termination for Cause ($)	Involuntary Termination after Change in Control ($)	Disability(2) ($)	Death(2) ($)
Paul A Perrault
Employment Agreement
Cash Severance	—	—	—	1,272,496	—	4,523,427	625,000	625,000
Medical and dental premiums	—	—	—	43,004	—	43,004		9,053
Life Insurance premiums	—	—	—	1,560	—	1,560	—	—
Disability Insurance	—	—	—	2,580	—	2,580	—	—
Stock Awards(3)	—	—	—	394,916	—	394,916	394,916	394,916
Car Allowance	—	—	—	3,563	—	3,563	—	—
Administrative Support	—	—	—	75,000	—	75,000	—	—
Paul R. Bechet
Change in Control Agreement
Cash Severance	—	—	—	—	—	327,900	—	—
Medical and dental premiums	—	—	—	—	—	9,054	—	—
Life insurance premiums	—	—	—	—	—	780	—	—
Disability Insurance	—	—	—	—	—	1,140	—	—
Stock awards(3)	—	—	—	—	—	105,500	105,500	105,500
Julie A. Gerschick
Change in Control Agreement
Cash Severance	—	—	—	—	—	310,000	—	—
Medical and dental	—	—	—	—	—	9,054	—	—
Life insurance premiums	—	—	—	—	—	780	—	—
Disability Insurance	—	—	—	—	—	1,075	—	—
Stock awards(3)	—	—	—	—	—	63,300	63,300	63,300
M. Robert Rose
Change in Control Agreement
Cash Severance	—	—	—	—	—	372,500	—	—
Medical and dental premiums	—	—	—	—	—	9,054	—	—
Life insurance premiums	—	—	—	—	—	780	—	—
Disability Insurance	—	—	—	—	—	1,086	—	—
Stock awards(3)	—	—	—	—	—	105,500	105,500	105,500
James M. Cosman
Change in Control Agreement
Cash Severance	—	—	—	—	—	300,000	—	—
Medical and dental premiums	—	—	—	—	—	9,054	—	—
Life insurance premiums	—	—	—	—	—	780	—	—
Disability Insurance	—	—	—	—	—	860	—	—
Stock awards(3)	—	—	—	—	—	105,500	105,500	105,500
Sarah P. Merritt
Change in Control Agreement
Cash Severance	—	—	—	—	—	265,500	—	—
Medical and dental premiums	—	—	—	—	—	9,054	—	—
Life insurance premiums	—	—	—	—		780	—	—
Disability Insurance	—	—	—	—	—	774	—	—
Stock awards(3)	—	—	—	—	—	63,300	63,300	63,300

(1)
At December 31, 2011, Mr. Bechet was beyond the normal age of retirement (65) and, therefore, no information is presented for him under the "Early Retirement" column.

(2)
In the event of disability or death of a Named Officer, in addition to the benfits shown under the columns "Disability" and "Death," the Named Officer would receive benefits under the Company's disability plan or payments under the Company's group term life insurance plan, as appropriate.

(3)
Shares of common stock awarded to the named Named Officers that had not yet vested at December 31, 2011 would have vested upon involuntary termination following a change in control, or in the event of death of disability.

AUDIT COMMITTEE REPORT

        The Audit Committee currently consists of five members of the Board, each of whom is independent under the NASDAQ Stock Market LLC ("NASDAQ") listing standards and Securities and Exchange Commission ("SEC") rules and regulations applicable to Audit Committees. All members of the Audit Committee are financially literate under the applicable NASDAQ rules, and Thomas J. Hollister and John J. Doyle, Jr. are "audit financial committee experts" within the meaning of that term as defined by the SEC in Regulation S-K under the Securities Exchange Act of 1934, as amended. The Board has adopted, and annually reviews, an Audit Committee charter. The charter specifies the scope of the Audit Committee's responsibilities and how it carries out those responsibilities.

        The Audit Committee is responsible primarily for assisting the Board in fulfilling its oversight responsibilities of reviewing the financial information that will be provided to stockholders and others, appointing the independent registered public accounting firm, reviewing the services performed by the Company's independent registered public accounting firm and internal audit function, evaluating the Company's accounting policies and the Company's system of internal controls that management and the Board have established, and reviewing material transactions. The Audit Committee does not itself prepare financial statements or perform audits, and its members are not auditors or certifiers of the Company's financial statements.

        The Audit Committee has reviewed and discussed the Company's December 31, 2011 consolidated audited financial statements with management and with KPMG LLP, the Company's independent registered public accounting firm. The Audit Committee has discussed with KPMG LLP the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (Codification of Statements on Auditing Standards, AU380), as adopted by the Public Company Accounting Oversight Board ("PCAOB") in Rule 3200T. The Audit Committee has received the written disclosures and the letter from KPMG LLP required by the PCAOB regarding the independent registered public accounting firm's communications with the Audit Committee concerning independence, and has discussed with KPMG LLP its independence. The Audit Committee has considered whether the provision of non-audit services to the Company is compatible with KPMG LLP's independence.

        Based on the review and discussion referred to above, the Audit Committee recommended to the Board that the December 31, 2011 consolidated audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2011, for filing with the SEC. We have selected KPMG LLP as the Company's independent registered public accounting firm for the fiscal year end 2012, and have approved submitting the selection of the independent registered public accounting firm for ratification by the stockholders.

Members of the Audit Committee

Thomas J. Hollister (Chair)
John J. Doyle, Jr.
John A. Hackett
Bogdan Nowak
Rosamond B. Vaule

PROPOSAL 2: RATIFICATION OF THE APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        KPMG LLP currently serves as our independent registered public accounting firm, and that firm conducted the audit of our consolidated financial statements for the fiscal year ended December 31, 2011. The Audit Committee has appointed KPMG LLP to serve as the independent registered public accounting firm to conduct an audit of our consolidated financial statements for the fiscal year ending December 31, 2012.

        Although ratification by stockholders is not required by law or by our bylaws, the Audit Committee believes that submission of its selection to stockholders is a matter of good corporate governance. Even if the appointment is ratified, the Audit Committee, in its discretion, may select a different independent registered public accounting firm at any time if the Audit Committee believes that such a change would be in the best interests of the Company and its stockholders. If our stockholders do not ratify the appointment of KPMG LLP, the Audit Committee will take that fact into consideration, together with such other factors it deems relevant, in determining its next selection of independent auditors.

        It is anticipated that a representative of KPMG LLP will attend the annual meeting of stockholders, will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

THE BOARD RECOMMENDS A VOTE "FOR" THE RATIFICATION OF KPMG LLP AS INDEPENDENT REGISTERED ACCOUNT FIRM

Public Accounting Fees

        The following is a summary of the fees for professional services rendered by KPMG LLP for the fiscal years ended December 31, 2011 and 2010:

Fee Category	2011	2010
Audit Fees(1)	$732,395	$530,000
Audit-Related Fees(2)	$—	$—
Tax Fees(3)	$92,370	$116,440
All Other Fees(4)	$—	$—
	$824,765	$646,440

(1)
Audit Fees.    Audit Fees were for professional services rendered for the audit of our annual financial statements, the audit of internal controls over financial reporting, the review of quarterly financial statements, and the preparation of statutory and regulatory filings.

(2)
Audit Related Fees.    There were no audit-related fees.

(3)
Tax Fees.    Tax fees consist of fees billed for professional services for tax compliance, tax planning, tax audit defense, and mergers and acquisitions. The Audit Committee considered and determined that the provision for non-audit services provided by KPMG LLP is compatible with maintaining that firm's independence.

(4)
All Other Fees.    There were no other fees.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Registered Public Accounting Firm

        At present, our Audit Committee approves each engagement for audit and non-audit services before we engage KPMG LLP to provide those services. Our Audit Committee has not established any pre-approval policies or procedures that would allow management to engage KPMG LLP to provide any specified services with only an obligation to notify the Audit Committee of the engagement for those services. None of the services provided by KPMG LLP for the fiscal year 2011 were obtained in reliance on the waiver of the pre-approval requirement afforded in SEC regulations.

 PROPOSAL 3: ADVISORY (NON-BINDING) VOTE ON
EXECUTIVE COMPENSATION

        As required by Section 14A of the Securities Exchange Act of 1934, as amended, the Board of Directors is submitting to stockholder approval, on an advisory basis, the compensation paid to the Company's named executive officers as described in this Proxy Statement pursuant to Item 402 of Regulation S-K. As previously disclosed by the Company, the Board of Directors has determined that it will hold an advisory vote on executive compensation on an annual basis, and the next such stockholder advisory vote will occur at the 2013 Annual Meeting of Stockholders.

        The resolution that is the subject of this proposal is a non-binding advisory resolution and will not have any binding legal effect regardless of whether or not it is approved, and may not be construed as overruling a decision by the Company or the Board of Directors or creating or implying any change to the fiduciary duties of the Board. Furthermore, because this non-binding advisory resolution relates primarily to compensation that has already been paid or is contractually committed for the Company's Named Officers, there is generally no opportunity for the Board to revisit those decisions. However, the Compensation Committee intends to take the results of this vote on this proposal into account in its future decisions regarding the compensation of the Company's Named Officers.

        The Company has six Named Officers listed in this Proxy Statement due to one executive transition during the 2011 calendar year. The Company's compensation program is designed to attract, motivate and retain the Named Officers who are critical to the Company's success, offering a combination of base salary and annual long-term incentives that are closely aligned with the Company's annual and long-term performance objectives. Please see the section titled "Compensation Discussion and Analysis" for additional information about the Company's executive compensation programs.

        We believe that the effectiveness of our compensation programs is demonstrated by the accomplishments of management over the last fiscal year as detailed in our discussion section titled "Compensation Discussion and Analysis."

        For these reasons, the Board of Directors recommends that stockholders vote in favor of the following resolution:

        RESOLVED, that the compensation of the Company's Named Officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the compensation tables and narrative discussion, be approved.

THE BOARD RECOMMENDS A VOTE "FOR" APPROVAL OF THE COMPENSATION OF THE COMPANY'S NAMED OFFICERS

STOCKHOLDER PROPOSALS FOR 2013 ANNUAL MEETING

        Any stockholder proposals submitted pursuant to Exchange Act Rule 14a-8 for inclusion in the Company's proxy materials for its 2013 Annual Meeting must be received by the Company on or before December 7, 2012 in order to be considered for inclusion in its proxy materials. Such proposals must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in the proxy materials. Any such proposal should be mailed to: Brookline Bancorp, Inc., 160 Washington Street, Brookline, MA 02445, Attn.: Corporate Secretary.

        Stockholder proposals to be presented at the Company's 2013 Annual Meeting, other than stockholder proposals submitted pursuant to Exchange Act Rule 14a-8 for inclusion in the Company's proxy materials for its 2013 Annual Meeting, must be received in writing at our principal executive office, together with the appropriate supporting documentation, not later than January 6, 2013, unless less than 100 days' notice or prior disclosure of the date of the meeting is given or made to stockholders, in which case the stockholder proposal must be so received not later than the close of business on the tenth day following the date on which such notice of the date of the meeting was mailed or such public disclosure was made. Proxies solicited by our Board of Directors will confer discretionary voting authority with respect to these proposals, subject to SEC rules and regulations governing the exercise of this authority. Any such proposals must be mailed to: Brookline Bancorp, Inc., 600 Washington Street, Brookline, Massachusetts 02445, Attn.: Corporate Secretary.

OTHER MATTERS

        The Board is not aware of any business to come before the Annual Meeting other than the matters described above in this proxy statement. However, if any matters should properly come before the Annual Meeting, it is intended that holders of the proxies will act in accordance with their discretion.

MISCELLANEOUS

        The Company will incur costs of soliciting proxies. Upon request, the Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Common Stock. In addition to solicitations by mail, directors, officers and other of the Company's employees may solicit proxies personally or by telephone without additional compensation.

0 --------------- . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ---------------- 14475 REVOCABLE PROXY BROOKLINE BANCORP, INC. ANNUAL MEETING OF STOCKHOLDERS, MAY 9, 2012, 11:00 A.M. EASTERN TIME The undersigned stockholder of Brookline Bancorp, Inc., a Delaware corporation (the "Company"), hereby appoints Paul A. Perrault, President and Chief Executive Officer and Michael W. McCurdy, General Counsel and Corporate Secretary, and each of them, as proxies for the undersigned, each with full power of substitution, to attend the Annual Meeting of Stockholders of the Company (the "Annual Meeting"), to be held at The Charles Hotel on May 9, 2012, 11:00 a.m. Eastern Time, and any adjournments or postponements thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned with all of the powers the undersigned would possess if personally present at the Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of the Annual Meeting of Stockholders and of the Proxy Statement, the terms of each of which are incorporated herein by reference, and revokes any proxy heretofore given with respect to the Annual Meeting. (Continued and to be signed on the reverse side.)

0 --------------- . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . ---------------- 14475 INSTRUCTION FORM BROOKLINE BANCORP, INC. ESOP ANNUAL MEETING OF STOCKHOLDERS MAY 9, 2012 I understand that I have the right to direct the Brookline Bank ESOP Trustee to vote the shares allocated to my account under the plan. I have been advised that my voting instructions are solicited for the Annual Meeting of Stockholders ("Annual Meeting") to be held at The Charles Hotel, One Bennett Street, Cambridge, Massachusetts 02138 on May 9, 2012, at 11:00 a.m. Massachussetts time, or any adjournment or postponement thereof. I hereby direct Trustee to vote the shares allocated to my account as listed on the reverse side as follows: The Trustee of the Brookline Bank ESOP is hereby directed to vote the shares allocated to my account under the Brookline Bank ESOP as indicated above. If I do not return this form in a timely manner, shares allocated to my account under said plan will be voted in proportion to the manner in which other participants have voted the shares allocated to their accounts, subject to the determination that such a vote is for the exclusive benefit of plan participants and beneficiaries. (Continued and to be signed on the reverse side.)

ANNUAL MEETING OF STOCKHOLDERS OF BROOKLINE BANCORP, INC. May 9, 2012 IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 9, 2012 THE ANNUAL MEETING PROXY STATEMENT, INCLUDING THE NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS, AND BROOKLINE BANCORP, INC.'S 2011 ANNUAL REPORT ON FORM 10-K ARE EACH AVAILABLE ON THE INTERNET AT HTTPS://MATERIALS.PROXYVOTE.COM/11373M. Please sign, date and mail your proxy card in the envelope provided as soon as possible. Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. 1. To elect the five nominees named in the proxy statement, each to serve for a three-year term and until their respective successors are elected and qualified: O John J. Doyle, Jr. O Thomas J. Hollister O Charles H. Peck O Paul A. Perrault O Joseph J. Slotnik 2. To ratify the selection of KPMG LLP as the Company's independent registered accounting firm for the year ending December 31, 2012. 3. To approve, on an advisory basis, the compensation of the Company's named executive officers. 4. In their discretion, the proxies are authorized to vote and otherwise represent the undersigned on any other matter that may properly come before the Annual Meeting or any adjournment or postponement thereof. IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS DIRECTED HEREIN. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTIONS ARE SPECIFIED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" ALL NOMINEES FOR DIRECTOR, "FOR" PROPOSAL 2 AND "FOR" PROPOSAL 3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE ON SUCH OTHER MATTERS THAT ARE PROPERLY BROUGHT BEFORE THE ANNUAL MEETING AND AT ANY POSTPONEMENTS OR ADJOURNMENTS THEREOF, INCLUDING WHETHER OR NOT TO ADJOURN THE ANNUAL MEETING. THIS PROXY ALSO CONFERS DISCRETIONARY AUTHORITY ON THE PROXIES TO VOTE WITH RESPECT TO THE ELECTION OF ANY INDIVIDUAL AS DIRECTOR WHERE ONE OR MORE NOMINEES ARE UNABLE TO SERVE, OR FOR GOOD CAUSE WILL NOT SERVE, AND WITH RESPECT TO MATTERS INCIDENTAL TO THE CONDUCT OF THE ANNUAL MEETING. THIS PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS EXECUTED. FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: NOMINEES: THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x Please detach along perforated line and mail in the envelope provided. --------------- ---------------- 20533000000000001000 3 050912 FOR AGAINST ABSTAIN Please indicate if you plan to attend this meeting.

ANNUAL MEETING OF STOCKHOLDERS OF BROOKLINE BANCORP, INC. May 9, 2012 ESOP IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 9, 2012 THE ANNUAL MEETING PROXY STATEMENT, INCLUDING THE NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS, AND BROOKLINE BANCORP, INC.'S 2011 ANNUAL REPORT ON FORM 10-K ARE EACH AVAILABLE ON THE INTERNET AT HTTPS://MATERIALS.PROXYVOTE.COM/11373M. Please sign, date and mail your vote authorization form in the envelope provided as soon as possible. Signature of ESOP participant Date: Signature of ESOP participant Date: Note: Please sign exactly as your name or names appear on this vote authorization form. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. 1. To elect the five nominees named in the proxy statement, each to serve for a three-year term and until their respective successors are elected and qualified: O John J. Doyle, Jr. O Thomas J. Hollister O Charles H. Peck O Paul A. Perrault O Joseph J. Slotnik 2. To ratify the selection of KPMG LLP as the Company's independent registered accounting firm for the year ending December 31, 2012. 3. To approve, on an advisory basis, the compensation of the Company's named executive officers. 4. In their discretion, the proxies are authorized to vote and otherwise represent the undersigned on any other matter that may properly come before the Annual Meeting or any adjournment or postponement thereof. IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS DIRECTED HEREIN. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTIONS ARE SPECIFIED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" ALL NOMINEES FOR DIRECTOR, "FOR" PROPOSAL 2 AND "FOR" PROPOSAL 3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE ON SUCH OTHER MATTERS THAT ARE PROPERLY BROUGHT BEFORE THE ANNUAL MEETING AND AT ANY POSTPONEMENTS OR ADJOURNMENTS THEREOF, INCLUDING WHETHER OR NOT TO ADJOURN THE ANNUAL MEETING. THIS PROXY ALSO CONFERS DISCRETIONARY AUTHORITY ON THE PROXIES TO VOTE WITH RESPECT TO THE ELECTION OF ANY INDIVIDUAL AS DIRECTOR WHERE ONE OR MORE NOMINEES ARE UNABLE TO SERVE, OR FOR GOOD CAUSE WILL NOT SERVE, AND WITH RESPECT TO MATTERS INCIDENTAL TO THE CONDUCT OF THE ANNUAL MEETING. THIS PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS EXECUTED.THIS INSTRUCTION FORM IS SOLICITED BY THE ESOP TRUSTEE. The undersigned acknowledges receipt from the Company prior to the execution of this vote authorization form of notice of the Annual Meeting, a proxy statement dated March 17, 2011 and audited financial statements. FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: NOMINEES: THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x Please detach along perforated line and mail in the envelope provided. --------------- ---------------- 20533000000000001000 3 050912 FOR AGAINST ABSTAIN Please indicate if you plan to attend this meeting.

Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. 1. To elect the five nominees named in the proxy statement, each to serve for a threeyear term and until their respective successors are elected and qualified: O John J. Doyle, Jr. O Thomas J. Hollister O Charles H. Peck O Paul A. Perrault O Joseph J. Slotnik 2. To ratify the selection of KPMG LLP as the Company's independent registered accounting firm for the year ending December 31, 2012. 3. To approve, on an advisory basis, the compensation of the Company's named executive officers. 4. In their discretion, the proxies are authorized to vote and otherwise represent the undersigned on any other matter that may properly come before the Annual Meeting or any adjournment or postponement thereof. IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS DIRECTED HEREIN. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTIONS ARE SPECIFIED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" ALL NOMINEES FOR DIRECTOR, "FOR" PROPOSAL 2 AND "FOR" PROPOSAL 3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE ON SUCH OTHER MATTERS THAT ARE PROPERLY BROUGHT BEFORE THE ANNUAL MEETING AND AT ANY POSTPONEMENTS OR ADJOURNMENTS THEREOF, INCLUDING WHETHER OR NOT TO ADJOURN THE ANNUAL MEETING. THIS PROXY ALSO CONFERS DISCRETIONARY AUTHORITY ON THE PROXIES TO VOTE WITH RESPECT TO THE ELECTION OF ANY INDIVIDUAL AS DIRECTOR WHERE ONE OR MORE NOMINEES ARE UNABLE TO SERVE, OR FOR GOOD CAUSE WILL NOT SERVE, AND WITH RESPECT TO MATTERS INCIDENTAL TO THE CONDUCT OF THE ANNUAL MEETING. THIS PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS EXECUTED. FOR AGAINST ABSTAIN FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: JOHN SMITH 1234 MAIN STREET APT. 203 NEW YORK, NY 10038 NOMINEES: ANNUAL MEETING OF STOCKHOLDERS OF BROOKLINE BANCORP, INC. May 9, 2012 P INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions. Have your proxy card available when you access the web page. TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call. Vote online/phone until 11:59 PM EST the day before the meeting. MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible. IN PERSON - You may vote your shares in person by attending the Annual Meeting. PROXY VOTING INSTRUCTIONS Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x --------------- ---------------- 20533000000000001000 3 050912 COMPANY NUMBER ACCOUNT NUMBER IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 9, 2012 THE ANNUAL MEETING PROXY STATEMENT, INCLUDING THE NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS, AND BROOKLINE BANCORP, INC.'S 2011 ANNUAL REPORT ON FORM 10-K ARE EACH AVAILABLE ON THE INTERNET AT HTTPS://MATERIALS.PROXYVOTE.COM/11373M. Please indicate if you plan to attend this meeting.

Signature of ESOP participant Date: Signature of ESOP participant Date: Note: Please sign exactly as your name or names appear on this vote authorization form. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. 1. To elect the five nominees named in the proxy statement, each to serve for a threeyear term and until their respective successors are elected and qualified: O John J. Doyle, Jr. O Thomas J. Hollister O Charles H. Peck O Paul A. Perrault O Joseph J. Slotnik 2. To ratify the selection of KPMG LLP as the Company's independent registered accounting firm for the year ending December 31, 2012. 3. To approve, on an advisory basis, the compensation of the Company's named executive officers. 4. In their discretion, the proxies are authorized to vote and otherwise represent the undersigned on any other matter that may properly come before the Annual Meeting or any adjournment or postponement thereof. IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST AS DIRECTED HEREIN. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTIONS ARE SPECIFIED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" ALL NOMINEES FOR DIRECTOR, "FOR" PROPOSAL 2 AND "FOR" PROPOSAL 3. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE ON SUCH OTHER MATTERS THAT ARE PROPERLY BROUGHT BEFORE THE ANNUAL MEETING AND AT ANY POSTPONEMENTS OR ADJOURNMENTS THEREOF, INCLUDING WHETHER OR NOT TO ADJOURN THE ANNUAL MEETING. THIS PROXY ALSO CONFERS DISCRETIONARY AUTHORITY ON THE PROXIES TO VOTE WITH RESPECT TO THE ELECTION OF ANY INDIVIDUAL AS DIRECTOR WHERE ONE OR MORE NOMINEES ARE UNABLE TO SERVE, OR FOR GOOD CAUSE WILL NOT SERVE, AND WITH RESPECT TO MATTERS INCIDENTAL TO THE CONDUCT OF THE ANNUAL MEETING. THIS PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS EXECUTED.THIS INSTRUCTION FORM IS SOLICITED BY THE ESOP TRUSTEE. The undersigned acknowledges receipt from the Company prior to the execution of this vote authorization form of notice of the Annual Meeting, a proxy statement dated March 17, 2011 and audited financial statements. FOR AGAINST ABSTAIN FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: JOHN SMITH 1234 MAIN STREET APT. 203 NEW YORK, NY 10038 NOMINEES: ANNUAL MEETING OF STOCKHOLDERS OF BROOKLINE BANCORP, INC. May 9, 2012 ESOP INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions. Have your instruction form available when you access the web page. TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your instruction form available when you call and use the Company Number and Account Number shown on your instruction form. Vote by phone until 11:59 PM EST the day before the meeting. MAIL - Sign, date and mail your instruction form in the envelope provided as soon as possible. VOTE AUTHORIZATION FORM Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x --------------- ---------------- 20533000000000001000 3 050912 COMPANY NUMBER ACCOUNT NUMBER IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 9, 2012 THE ANNUAL MEETING PROXY STATEMENT, INCLUDING THE NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS, AND BROOKLINE BANCORP, INC.'S 2011 ANNUAL REPORT ON FORM 10-K ARE EACH AVAILABLE ON THE INTERNET AT HTTPS://MATERIALS.PROXYVOTE.COM/11373M. Please indicate if you plan to attend this meeting.